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                 U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                 ----------------------------------------
                             FORM N-2
                 ----------------------------------------

Check appropriate box or boxes
[v] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
	[ ] Pre-Effective Amendment No. ___________________________
	[ ] Post-Effective Amendment No. __________________________

[v] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
	[ ] Amendment No. ______________________________________

                               IBAA FUND
             (Exact name of Registrant as Specified in Charter)

                      250 N G Street, Suite 202
                  San Bernardino, California 92410
               (Address of Principal Executive Offices)

        Registrants Telephone Number, including Area Code: (714) 687-6870
                               Bart Lao
                     525 N Azusa Avenue, Suite 212
                   City of Industry, California 91744
                 (Name and Address of Agent for Service)

              ---------------------------------------------

                              Copies to:
                       Antonio Contreras, Esq.
                        11780 Central Avenue
                       Chino, California 91710

             ----------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.[]

It is proposed that this filing will become effective (check appropriate box):
[v] when declared effective pursuant to section 8(c).

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed registration statement.
[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration number of the earlier effective registration statement for the same offering is

     CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered

Common shares, par value $0.01 per share

Amount Being Registered(1)


1,000,000


Proposed Maximum Offering Price Per Share(1)
   $
30.00


Proposed Maximum Aggregate Offering Price(1)
  $
30,000,000

Amount of Registration Fee



$
3,477
















(1) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to section 8(a), may determine.








?The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                        Subject to Completion
                 Preliminary Prospectus dated August, 2017

                               IBAA FUND
                 COMMON SHARES OF BENEFICIAL INTEREST
                            $30 per share
                  ___________________________________

The Fund. IBAA Fund (the 'Fund') is a California corporation registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as a closed-end, non-diversified, management investment company. The Fund is a 'master' fund in a 'master-feeder' structure.

Investment Objective. The Fund's investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of bank notes, highly marketable commodities and real-estate investments. There can be no assurance the Fund will achieve its investment objective.

Investment Strategies. The Fund intends to pursue its investment objective by investing substantially all of its assets under normal circumstances, into public and private projects, that are based on bank notes, highly-marketable commodities, real estate and other assets. The breakdown of this commodities is 50% bank notes, 20% gold, 20% highly marketable commodities and 10% real-estate mortgage notes.. The Master Fund may invest in securities of any credit quality.

No Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the initial public offering. The Fund anticipates that its common shares will be listed on the New York Stock Exchange under the ticker symbol 'xxx.'

Investing in the Fund's Shares (as defined below) involves a high degree of risk. You could lose some or all of your investment. An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks. See 'Risk Factors' in this Prospectus.

																					Per Share 		Total(1)
Public Offering Price 					$30.00		$30.00
Sales Load(2) 						$		$
Estimated Offering Expenses				$		$
Proceeds, After Expenses, to the Fund(3)		$		$
____________________________________________________
 (1) The Shares will be offered during an initial offering period at the offering price, which is $30 per Share plus any applicable sales loads as described in this Prospectus, and they are expected to be offered on a continuous basis thereafter at net asset value per share plus any applicable sales loads, as described in this Prospectus. The initial offering period is scheduled to terminate on or about July 28, 2017, or such earlier or later date as the Fund's Board of Directors may determine.
     The Fund will not commence investment operations until the termination of the initial offering period. See 'Subscription for Shares-The Offering'
     below.'
 (2) [     ] (the 'Distributor') acts as the distributor of the Shares on a fully committed basis, subject to various conditions. Shares may be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Distributor may re-allow the full amount of the sales load to the brokers or dealers that act as selling agents for the
     Fund. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.

(3) Proceeds to the Fund reflects the maximum sales load of 3.0%. The Fund estimates that the combined organizational and initial offering costs of the
    Fund will equal approximately $[   ]. These expenses will e paid initially
    by IBAA., the Fund's investment manager (the 'Investment Manager'). The Fund has agreed to repay these amounts, when and if requested by the Investment Manager, but only if and to the extent that the Fund's Specified Expenses (as defined below and including the Fund's pro rata share of the Master Fund's Specified Expenses) are less than 0.35% (annualized) at any time during the three-year period after the expense was incurred. See
    'Management of the Fund-Expense Limitation Undertaking'.

Neither the Securities and Exchange Commission (the 'SEC') nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares to purchasers on or about ,
[         2017].
[UNDERWRITERS]
The date of this prospectus is
________________________

Leverage. Subject to limitations imposed by the 1940 Act, the Fund may incur leverage from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares of the Fund in the event that the Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a regulated investment company that would otherwise result in the liquidation of investments.

The Fund anticipates incurring leverage as part of its investment strategy. The Fund may use leverage through borrowings, including loans from certain financial institutions, the issuance of debt securities (collectively, 'Borrowings'), reverse repurchase agreements but no derivatives, including, but not limited to, total return swaps, securities lending arrangements and credit default swaps (collectively, 'effective leverage') in an aggregate amount of up to 33 / % of the Fund's (Master Fund's) total assets immediately after giving effect to such leverage. Only forms of effective leverage that are considered senior securities under the 1940 Act will be considered leverage for the Fund's (Master Fund's) leverage limits. Although it has no current intention to do so, the Fund (Master
Fund) may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund (Master Fund's) total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Fund (Master Fund) employs will be successful during any period in which it is employed.

Non-Investment Grade Debt. The Fund may invest in instruments of any credit quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as 'high yield' securities or 'junk bonds.' Securities rated Caa or below and CCC or below are considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

Investment Manager. IBAA, is the Fund's investment manager. As of [     ] [  ],
2017 IBAA and entities had approximately $[     ] of assets under management,
approximately $[     ] of which was managed directly by the Adviser. The
Adviser's address is 250 N G Street, Suite 200, San Bernardino, CA 92410.

IF YOU PURCHASE SHARES IN THE FUND, YOU WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE AGREEMENT AND CORPORATE CHARTER OF THE FUND, AS AMENDED FROM TIME TO TIME (THE 'ARTICLES OF INCORPORATION').

Investments in the Fund may be made only by 'Eligible Shareholders' as defined in this Prospectus. See 'Subscription for Shares-Eligible Shareholders.'

AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

- LOSS OF CAPITAL.

- INVESTMENT IN THE SHARES IS SPECULATIVE AND THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's statement of additional information ('SAI'), dated [August [ ], 2017, has been filed with the U.S. Securities and Exchange Commission ('SEC'). You can request a copy of the SAI, and the Fund's annual and semi-annual reports
(when they are available), without charge by writing to or calling [     ], the
Fund's transfer agent (the 'Transfer Agent') at [      ]. The SAI is
incorporated by reference into this Prospectus in its entirety. The Fund will send annual and semi-annual reports, including financial statements, when vailable, to all holders of its Common Shares. Additionally, quarterly and onthly performance, semi-annual and annual reports and other information egarding the Fund may be found under 'Global'->'Funds'->'Closed-End Funds' on IBAA's website http://www.iibamericasia.com or http://www.investmentbankamericasia.com) (click on the 'Who Are We' tab). This reference to the Investment Manager's website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate the Investment Manager's website into this Prospectus. You can obtain the SAI, material incorporated by reference herein and other information about the Fund, on the SEC's website (http://www.sec.gov).

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker-dealer, salesperson, or other person is authorized to give a shareholder any information or to represent anything not contained in this Prospectus. As a shareholder, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all shareholders in aggregate) required to be purchased in the initial offering or any subsequent offering. Amounts received from potential shareholders in the Fund will be held in a non-interest-bearing escrow account.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective shareholders should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective shareholder should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information ontained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

TABLE OF CONTENTS
																							Page
Prospectus Summary 						                x

Summary of Fees and Expenses 				       		       xx

Privacy Policy 						       		       xx

Use of Proceeds 					        	       xx

Investment Objective and Strategies 			       		       xx

Leverage 					        		       xx

Risk Factors 					 		       	       xx

Conflicts of Interest 				         		       xx

Management of the Fund 				        		       xx

Subscription for Shares 			         		       xx

Determination of Net Asset Value		         		       xx

Transfers of Shares 	 		        			       xx

Description of Shares 					         	       xx

Certain Provisions in the Agreement and Declaration of Trust	   	       xx

Portfolio Transactions 						       	       xx

Tax Considerations 							       xx

Certain ERISA Considerations 						       xx

Fiscal Year and Tax Year 					   	       xx

Table of Contents of the SAI 						       i

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.


FORWARD LOOKING STATEMENTS

This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as 'anticipates,' 'believes,' 'expects,' 'objectives,' 'goals,' 'future,' 'intends,' 'seeks,' 'will,' 'may,' 'could,' 'should,' and similar expressions are used in an effort to identify forward-looking statements although some soem forward-looking statements may be expressed differently.

The Fund's actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed 'Risk Factors' below and elsewhere in this prospectus. You should consider carefully the discussions of risks and uncertainties in the 'Risk Factors' section and elsewhere in this prospectus and in the Statement of Additional Information. The forward-looking statements contained in this prospectus are based on information available to the Fund on the date of this prospectus, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.


PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective shareholder should consider before investing in IBAA Fund (the 'Fund'). Before investing, a prospective shareholder in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the 'Prospectus') and the Fund's statement of additional information (the 'SAI'),each of which should be retained for future reference by any prospective shareholder.

The Fund IBAA Fund (the 'Fund') is a California corporation that is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as a closed-end, non-diversified management investment company. The Fund is a 'master' fund in a 'master-feeder' structure. You will find reference to both the 'Fund' and the 'Master Fund' used interchangeably in this prospectus but both terms refer to the IBAA Fund. The Fund is offering shares of beneficial interest, par value $0.001 (the 'Shares'). The Shares have equal rights and privileges with each other. See 'Shareholder Eligibility' and 'Subscription For Shares.' The Master Fund The Fund is a Master Fund and may have shareholders in addition to the Fund from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund. Investment Objective The Fund's investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in bank notes, a broad range of highly marketable commodities and real estate projects. There can be no assurance the Fund will achieve its investment objective. Investment Strategies The Fund intends to pursue its investment objective by investing substantially all of its assets in the Master Fund in a broad range of highly marketable commodities projects. Under normal circumstances, the Master Fund's Managed Assets (as defined below) will be invested in bank notes, highly marketable commodities, real estate and other assets. The projected omposition of these projects is 50% bank notes, 20% gold, 20% oil and 10% highly valued real estate mortgage notes. 'Managed Assets' means net assets, plus the amount of leverage for investment purposes. The Master Fund may also invest in commercial mortgage loans, mezzanine loans and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subjec to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. Mezzanine loans may take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.
The Master Fund may invest up to 20% of its Managed Assets in instruments that are illiquid (determined using the Securities and Exchange Commission's ('SEC') standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven Business Days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ('restricted securities'). However, restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

The Master Fund will not invest any percentage of its Managed Assets in derivatives. Derivatives are normally used for investment or hedging purposes or as a form of effective leverage. Examples of investments in derivative instruments may include investments in interest rate instruments, total return swaps and credit default swaps. Other examples include investment in futures transactions, options and options on futures as well as certain currency instruments. In addition, the Master Fund will not invest any of its Managed Assets in non-controlling equity (or derivatives related thereto) positions in real estate assets (including pools thereof) of any type of real estate-related companies and/or real estate-related holdings. Compliance with any policy or limitation of the Master Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Master Fund's assets after purchase.
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its managed assets in cash or cash equivalents.

Leverage Subject to limitations imposed by the 1940 Act, the Fund may borrow money from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) paying fees and expenses, and/or (b) meeting distribution requirements for eligibility to be treated as a regulated investment company that would otherwise result in the liquidation of investments. The Master Fund does not anticipates incurring leverage as part of its investment strategy. Normally, leverage is done through borrowings, including loans from certain financial institutions, the issuance of debt securities (collectively, 'Borrowings'), reverse repurchase agreements but no derivatives, including, but not limited to, total return swaps, securities lending arrangements and credit default swaps (collectively, 'effective leverage') in an aggregate amount of up to a certain percentage of total assets immediately after giving effect to such leverage. Although it has no current intention to do so, the Master Fund may use leverage through the issuance of preferred shares ('Preferred Shares') in an aggregate amount of up to 50% of the Master Fund's total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Master Fund employs will be successful during any period in which it is employed. Investment Manager IBAA, is the Fund (Master Fund's) investment manager (the 'Investment Manager').


Management Fee On a quarterly basis the Master Fund will pay the Investment Manager a management fee (the 'Management Fee') in arrears that will accrue monthly at an annual rate of 1.50% of the Master Fund's Managed Assets. In light of the Investment Manager's arrangements with the Master Fund and the fact that the Fund itself is a Master Fund, shareholders will incur a single fee for management services provided by the Investment Manager to the Fund (Master Fund without duplication). Incentive Fee The Master Fund pays the Investment Manager a performance-based incentive fee (the 'Incentive Fee') promptly after the end of each fiscal year of the Master Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund's Net Capital Appreciation for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carry-forward account, without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Master Fund, as described below. For purposes of calculating the Incentive Fee, 'Net Capital Appreciation' means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Master Fund's net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of Shares of the Master Fund repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), and
(iii) the Management Fee expense and sales load (or other similar sales load) for that Fiscal Period, and (y) the sum of (i) the value of the Master Fund's net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of hares of the Master Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager's sole discretion, as appropriate reserves for such expenses. 'Fiscal Period' means each twelve-month period ending on the Master Fund's fiscal year-end, provided that whenever the Master Fund conducts a share repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. Upon termination of an investment management agreement, the Master Fund will pay the Incentive Fee to the Investment Manager as if the date of effectiveness of such termination is the end of the Master Fund's fiscal year. In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Master Fund's fiscal year-end due to the Master Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Master Fund's fiscal year, and only that portion of the Incentive
Fee that is proportional to the Master Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Master Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Investment Manager for such Fiscal Period. Since following the one-year anniversary of the commencement of investment operations the Master Fund expects to conduct repurchase offers each fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Investment Manager) up to four times each fiscal year. For purposes of determining the Master Fund's Net Capital Appreciation, the Incentive Fee is calculated and accrued monthly as an expense of the Master
Fund (as if each month is the end of the Master Fund's fiscal year).
The
Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Master Fund's loss carry-forward account. The loss carry-forward account is an account that will have an initial balance of zero upon commencement of the Master Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any Net Capital Depreciation (as defined below) of the Master Fund for that Fiscal Period and will be debited with the amount of any Net Capital Appreciation of the Master Fund for that Fiscal Period, as applicable. This is sometimes known as a 'high water mark.' (See 'Management of the Fund-Incentive Fee.') The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See 'Risk Factors-Incentive Fee Risk.'). 'Net Capital Depreciation' means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Fund's net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period) increased by the dollar amount of Shares of the Master Fund repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and (ii) the amount of any dividends, distributions or withdrawals during that Fiscal Period (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period) and (y) the sum of (i) the value of the Fund's net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period), (ii) the Management Fee expense and sales load (or other similar sales load) for that Fiscal Period, and (iii) the amount of any subscriptions to the Fund during that Fiscal Period. All calculations of Net Capital Depreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager's sole discretion, as appropriate reserves for such expenses.

Shareholder Eligibility The Shares will be sold in large minimum denominations solely to 'qualified clients' ('Qualified Investors') within the meaning of Rule
 2053(d)(1) under the Investment Advisers Act of 1940, as amended (the 'Advisers Act'), and will be restricted as to transfer. An individual will generally be considered a Qualified Investor if (i) immediately prior to their subscription they have at least $1 million under the management of the Investment Manager or
(ii) immediately prior to their subscription have at least $2 million net worth. If they are Qualified Investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), such as employee benefit plans, individual retirement accounts (each an 'IRA'), and 401(k) and Keogh plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be 'plan assets' of the ERISA plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules as such rules may apply to the operation of the Fund. Thus, the Investment Manager should not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan's investment in the Fund. See 'Certain ERISA Considerations.' Prospective investors should consult with their own advisors as to the consequences of making an investment in the Fund.
Minimum Investment The minimum initial investment in the Fund by a shareholder is $50,000, and the minimum subsequent investment in the Fund by a shareholder is $10,000. However, the Fund or the Investment Manager may these requirements from time to time for certain investors. Subscription for Shares Shares are being offered during an initial offering period that is scheduled to terminate
on or about [     ] xx, 2017, or such earlier or later date as the Fund's board of Directors (each, a 'Director') (the 'Board' or the 'Board of Directors') may determine. During the initial offering period, the Shares will be offered at the offering price, which is $30 per Share plus any applicable sales loads as described in this Prospectus. Shares subscribed for during the initial offering
period will be sold as of [     ] xx, 2017 (or another date established by the
Board). The Fund will not commence investment operations until the termination of the initial offering period. The Shares are expected to be offered thereafter on a continuous basis with monthly opportunities for Share purchases at net asset value per share plus any applicable sales loads, as described in this Prospectus. Consult with your selling agent to determine if the initial offering period has terminated. The Fund, in the discretion of the Fund's Board, may sell Shares to new shareholders and may allow existing shareholders to purchase additional Shares in the Fund, generally as of the first Business Day (a 'Business Day' is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.
The full subscription amount is payable in federal funds, which must be received by IBAA (the 'Distributor') not later than three Business Days before the effective date of the Share purchase including the Fund's initial closing. Shares purchased after the initial offering period will be issued at net asset value as of the effective date of the Share purchase. Notice of each Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than five Business Days after the Fund's net asset value is determined and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares will be available generally within five Business Days after the effective date of the Share purchase; at that time the number of Shares based on that net asset value and each hareholder's purchase will be determined and credited to the shareholder's account. For more information regarding subsequent closings, see 'Subscription for Shares-The Offering.' Each prospective shareholder must complete the subscription documents, in which the shareholder must certify, among other things, that he or she is a Qualified Investor and meets other requirements for investment. In order for a purchase to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued. However, in the Fund's discretion, subscription documents received after this deadline (but before the effective date of the Share purchase) may be accepted. For more information regarding minimum investments, see 'Subscription for Shares-The Offering.' Sales Loads Shares are sold subject to a maximum sales load of 3.00%. The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (referred to as 'selling agents') that have entered into selling agreements with the Distributor. The Distributor may re-allow he full amount of the sales load to the brokers or dealers that act as selling agents for the Fund. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose. istributions; Automatic Dividend Reinvestment Plan The Fund expects to pay distributions on the Shares at least quarterly in amounts representing substantially all of its net investment income, if any. The Fund will pay substantially all taxable net capital gain realized on investments at least annually. Distributions and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder 'opts out' (elects not to reinvest in Shares). Shareholders may opt out by indicating that choice on the subscription documents. Shareholders may also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. Fund Expenses The Fund will bear its own expenses, including but not limited to all expenses of operating the Fund''s fees and expenses paid to the Administrator and the custodian's fees and interest and other expenses incurred in respect of Fund borrowings and guarantees;
finders; its Board of Directors; legal services, audit services, tax preparation, nvestment banking, consulting, risk management, research, reporting, investment-related due diligence (including related travel), insurance, indemnification and litigation-related expenses, compliance-related matters and regulatory filings (including, without limitation, regulatory filings of the Investment Manager and its affiliates relating to the Fund and its activities); internal administrative and/or accounting expenses and related costs or charges specifically attributable to the Fund's activities; other expenses incurred in respect of borrowings and guarantees; other expenses associated with the acquisition, holding, monitoring, and disposition of investments; certain technology costs, including hardware and software; consulting fees related to the portfolio management and risk management of the Fund; tax and other operational expenses, such as broker-dealer expenses; extraordinary expenses;
expenses of loan servicers and other service providers; and the costs and expenses of any litigation involving the Fund or entities in which it has an investment. The Fund as a Master Fund, will bear Master Fund's expenses. The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of Shares and, indirectly, the costs associated with the organization as a Master Fund and other expenses of the Master Fund, including the Management Fee. The Investment Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund's Specified Expenses (as defined below and including the Fund's Master Fund's Specified Expenses), subject to recapture by the Investment Manager if the Specified Expenses of the Fund (including the Fund's Master Fund's Specified Expenses) subsequently fall below 0.35% (annualized) within the three-year period after the Investment Manager bears the expense; provided, however, that the Investment Manager may recapture a Specified Expense in the same year it is incurred. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund's Master Fund's Specified Expenses) in the month the repayment is being made to a level that exceeds the expense cap or any other expense limitation agreement then in effect with respect to the Specified Expenses. 'Specified Expenses' is defined to include all expenses incurred in the business of the Fund (Master Fund) with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Service
Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or othe expenses related to any leverage incurred by the Fund (Master Fund)), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager).

Master Fund Expenses As a Master Fund, the Fund will bear its own fees and expenses, including the Management Fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees and expenses of, any portfolio holding and recurring investment expenses, including custodial costs, brokerage costs and interest charges with respect to investments and any other expenses which the Board of Directors determines to be directly related to the investment of the Master Fund's assets, including investment-related due diligence expenses (including, but not limited to, travel expenses). These expenses are solely borne, on an indirect pro rata basis with the other feeder funds to the Master Fund (if any), by the Fund, and therefore also by shareholders on a pro rata basis. Closed-End Fund Structure Closed-end funds differ from open-end managementinvestment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies.
In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Fund's shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Directors, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board of Directors might consider open market repurchases or tender offers for Fund shares at net asset value. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund's shares trading at a price equal to or close to net asset value per share. The Board of Directors might also consider the conversion of the Fund to an open-end mutual fund. The Board of Directors believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Directors would vote to convert the Fund to an open-end investment company. See 'Description of Capital Structure.'

Valuations The net asset value of the Fund (Master Fund) will be equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. The net asset value of the Fund (Master Fund) and the net asset value per share of the Fund (Master Fund) generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation policies and procedures established by the Board of the Fund (Master
Fund). The Fund's (Master Fund's) investments for which market quotations are readily available are generally valued based on market value. Market values for domestic and foreign securities are normally determined on the basis of valuations provided by independent pricing services. For further details on the Fund's (Master Fund's) valuation policies, please see 'Determination of Net Asset Value'. Allocation of Investment Opportunities To the extent any other fund or vehicle advisd by the Investment Manager or any of its affiliates that are part of IBAA, has investment objectives or guidelines that overlap with those of the Master Fund, in whole or in part, investment opportunities that fall within such common objectives or guidelines will generally be allocated among the Master Fund and such other IBAA funds or vehicles on a basis that the Investment Manager, and/or any such affiliates, determine to be fair and reasonable in its sole discretion, subject to (i) any applicable investment limitations of the Master Fund and such other IBAA funds or vehicles, (ii) the Master Fund and such other IBAA funds or vehicles having available capital with respect thereto, and (iii) legal, tax, regulatory and other considerations deemed relevant by the Investment Manager and/or its affiliates.

Summary of Tax Matters The Fund (Master Fund) intends to qualify and be eligible to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code (the 'Code'), which generally will relieve the Fund (Master Fund) of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to so qualify and be eligible for treatment as a RIC, the Fund (Master Fund) must, among other things, satisfy diversification, 90% gross income and distribution requirements. (See 'Tax Considerations' below). There can be no assurance that either the Fund (Master Fund) will so qualify and be eligible.

Under the Automatic Dividend Reinvestment Plan (described above), shareholders may elect to have their distributions reinvested in Shares. Shareholders subject to U.S. federal income tax generally will be required to recognize the full amount of the distribution (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend,) to the extent of the Fund's (Master Fund's) current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports The Fund will distribute a semiannual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period. Exculpation, Indemnification, etc. Under the Master Fund's Articles of Incorporation, the Master Fund has agreed to indemnify each member of its Board of Directors and its officers and the Investment Manager and its affiliates (including such persons who serve at the Fund's (Master Fund's) request as directors, officers, members, partners or Directors of another organization in which the Fund (Master Fund), as applicable, has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a 'Fund Covered Person') against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall not have acted in good faith in the reasonable belief that such Fund Covered Person's action was in or not opposed to the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its shareholders to which such Fund Covered Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person's position. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

Administrator The Master Fund has entered into an administration agreement with IBAA (the 'Administrator'). The Administrator is responsible for certain matters pertaining to the administration of the Master Fund, including:
(a) maintaining corporate and financial books and records of the Master Fund,
(b) providing administration services and (c) performing other accounting and clerical services necessary in connection with the administration of the Master Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies.

Distributor The Distributor is the principal underwriter and distributor of the Shares and serves in that capacity on a best-efforts basis, subject to various conditions. Additional dealers or other financial intermediaries may be appointed by the Distributor. The Fund pays the Distributor an ongoing fee (the 'Distribution and Service Fee') at an annualized rate of 0.75% of the average net assets of the Fund. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Fund. Payment of the Distribution and Service Fee is governed by the Fund's Distribution and Service Plan. See 'Subscription for Shares-Distribution Arrangements' below. The Investment Manager and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of shareholder accounts.

Transfer Agent The Fund uses Signature Stock Transfer, Inc. as its stock transfer agent.

Independent Registered Public Accounting Firm The Fund uses Pabl T. Malana, an accountancy corporation as the Fund's Independent Registered Public Accounting Firm.

Custodian IBAA (the 'Custodian') acts as custodian to the Fund (Master Fund) pursuant to agreements between the custodian and the Master Fund. In furtherance of its duties to the Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

Fiscal Year For accounting purposes, the Fund's fiscal year is the 12-month period ending on December 31st.

Tax Year For tax purposes, the Fund's fiscal year is the 1-month period ending on December 31st.

Selected Risk Considerations The Master Fund's investment program is speculative and entails substantial risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under 'Risk Factors' before purchasing our Shares in this offering.

Principal risks associated with investing in the Fund include, but are not limited to, the following:
- Shareholders may lose capital and/or the Fund may fail to effectively achieve its investment objective.
- Although IBAA has substantial experience investing in bank notes, highly marketable commodities, real estate-related debt investments and managing real estate-related funds and vehicles, the Fund (Master Fund) is newly organized and have no operating history.
- The Fund (Master Fund) is classified as a 'non-diversified' investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund's (Master Fund's) investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broad range of issuers.
- Expenses exist at the Fund (Master Fund) level. In addition, the Master Fund pays the Investment Manager an Incentive Fee.
- The Fund's (Master Fund's) intention to qualify as a regulated investment company may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.
- The success of the Investment Manager depends, in large part, upon the skill and expertise of the management of certain key personnel.
- As a result of the Investment Manager's relationship with IBAA, the Investment Manager may come into possession of material non-public information with respect to issuers in which IBAA has, or may be considering making, an investment which may preclude the Fund (Master
  Fund) from trading in the securities of those issuers.
- The ability of the Fund (Master Fund) to capitalize on attractive investment opportunities and realize attractive risk-adjusted returns may be adversely affected by IBAA's management of bank notes, highly marketable commodities, real estate-related debt funds and vehicles with overlapping investment objectives.
- Legal, tax and regulatory changes could occur that may adversely affect the Fund (Master Fund).

Because the Fund (Master Fund) invests in bank notes, highly marketable commodity sectors , real estate debt sector, shareholders are subject to additional risks including, but not limited to, the following:
- The bank notes, highly marketable commodity sectors, real estate debt sector are highly competitive markets for investment opportunities.
- Any deterioration of the highly marketable commodity sectors, the real estate industry may negatively impact the performance of the Master Fund.
- The Fund's (Master Fund's) investments will be subject to general risks associated with the highly marketable commodity sectors, real estate-related debt investments generally and prevailing economic conditions, as well as particular risks associated with debt investments.
- While the Fund (Master Fund) is not expected to invest primarily in 'performing' CMBS and other debt investments, real estate loans acquired by the Fund (Master Fund) may be at the time of their acquisition, or may become after acquisition, non-performing for a wide variety of reasons.
- Investments by the Fund (Master Fund) in fixed rate and floating rate CMBS will entail credit risk (i.e., the risk of non-payment of interest and principal) and market risk (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline).
- Default risk may be pronounced in the case of single-issuer CMBS or CMBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans.
- To the extent the Fund (Master Fund) invests in subordinated pools or tranches of CMBS, the Fund (Master Fund) would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of CMBS.
- To the extent underlying default rates increase with respect to the mortgage loans in which the Fund (Master Fund) invests, the performance of the Fund (Master Fund) investments in any such CMBS pools or similar structured products may be adversely affected.
- The Fund (Master Fund's) CMBS investments and other debt investments may be subject to prepayment.
- To the extent the Fund (Master Fund) invests in commercial mortgage loans secured by real property, such investment will be subject to risks of delinquency, default and foreclosure, which may adversely affect the Fund's (Master Fund's) return on such investment.
- The liquidity of the Fund (Master Fund's) investments will vary by type of security; at certain times the Fund (Master Fund) may encounter difficulty in disposing of such investments.
- An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.
- Non-U.S. real estate-related investments involve certain factors not typically associated with investing in real estate-related investments in the United States.
- If the Fund (Master Fund) makes investments in a jurisdiction outside the United States, the Fund may be subject to income or other tax in that jurisdiction.
- Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates.
- The Fund (Master Fund) will have the ability to invest in securities that are publicly traded and are therefore subject to the risks inherent in investing in public securities.
- The debt securities in which the Fund (Master Fund) may invest in may include secured or unsecured debt, which may be subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured.
- To the extent the Fund (Master Fund) invests in subordinated debt or mezzanine loans or other similar debt instruments that are junior in an issuer's capital structure, such investments expose the Fund (Master
  Fund) to greater risk of loss. In such circumstances, the Fund's (Master Fund's) remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.
- Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.
- Any further changes to monetary policy and other related developments in the United States and elsewhere could affect interest rates generally and make it relatively more difficult for borrowers to meet their financial obligations, which could increase underlying default risk relating to certain debt investments held by the Fund (Master Fund).
- The Fund (Master Fund's) investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged.
- To the extent that Fund (Master Fund) invests in CMBS and other similarly structured finance investments, such investments will be subject to additional risks, including risks relating to the securitization process and risks that service providers may take action that are adverse to the Fund (Master Fund's) interests or otherwise fail to effectively perform their duties relating to such investment.
- The Fund (Master Fund) may utilize a wide variety of derivative financial instruments for both investment and risk management purposes, the use of which is a highly specialized activity that may entail greater than ordinary investment risks including, among others, particular risks associated with counterparty failure, heightened risks associated with inherent leverage, in certain derivative instruments, heightened volatility and asymmetric duration or term risk, as well as other legal and regulatory risks.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective shareholder should invest in the Fund only if it can sustain a complete loss of its investment. See 'Risk Factors' of this prospectus.

Selected Conflicts of Interest Various potential and actual conflicts of interest may arise from the overall investment activities of IBAA, the Investment Manager and their affiliates. The following is a summary of some of these conflicts of interest. It is not complete and you should read and consider carefully the more complete list of conflicts of interest described below under 'Conflicts of Interest' before purchasing Shares in this offering.

Some of the conflicts of interest associated with the Fund (Master Fund) include, but are not limited to, the following:
- The Incentive Fee may create an incentive for the Investment Manager to make more speculative investments on behalf of the Fund (Master Fund)
  than it would otherwise make in the absence of such performance-based compensation.
- IBAA may have relationships with, render services to or engage in transactions with, government agencies and/or issuers or owners of securities that are, or are eligible to be, investment opportunities for the Fund (Master Fund). As a result, employees of IBAA may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund's investments.
- IBAA currently sponsors a variety of other IBAA funds and vehicles that may compete with the Fund (Master Fund) for investment opportunities, which may make it relatively more difficult for the Fund (Master Fund)
  to effectively execute attractive investment opportunities.
- As a result of the allocation policy described above, in certain circumstances, investment opportunities suitable for the Fund (Master
  Fund) may not be presented to or pursued by the Fund (Master Fund), and may be allocated in whole or in part to other IBAA funds and vehicles.
- Other IBAA funds may hold an investment in an issuer in which the Fund (Master Fund) also holds an interest which may give rise to certain actual or potential conflicts of interest, including in particular in circumstances where interests are held in different securities or at different levels of an issuer's capital structure or with varying degrees of seniority. In such circumstances, any such other IBAA funds may take actions with respect to their investment that may adversely affect the interests of the Fund (Master Fund) (or vice versa) subject to certain limitations.
- IBAA may structure an investment as a result of which one or more other IBAA funds are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Fund (Master Fund) and may face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to such other IBAA funds and the Fund (Master
  Fund), or otherwise may result in   different actions being taken with
  respect to such other funds, including in circumstances of shared investments.
- To the extent the Fund (Master Fund) makes or has an investment in, or, through the purchase of debt investment becomes a lender to, a company in which another IBAA fund has a debt or equity investment, or if another IBAA fund participates in a separate tranche of a fundraising with respect to an investment, IBAA may have conflicting loyalties between its duties to the Fund (Master Fund) and to other affiliates.
  In that regard, actions may be taken for the other IBAA funds that are adverse to the Fund (Master Fund).
- IBAA will generally make investment and disposition decisions on behalf of the Fund (Master Fund) and the other IBAA funds and vehicles independently and without regard to the investment activities of such other funds, and there can be no assurance that actions taken with respect to the Fund (Master Fund) and/or the other IBAA funds and vehicles may not result in the funds acquiring and exiting investments at different times and on different terms.
- Specified policies and procedures implemented by IBAA to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across IBAA's various businesses that the Fund (Master Fund) expects to draw on for purposes of pursuing attractive investment opportunities and may otherwise limit the investment flexibility of the Fund (Master Fund).

For a further more detailed discussion of risk factors and potential conflicts of interest, see 'Risk Factors' and 'Conflicts of Interest.'










Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund that you will incur (directly or indirectly) if you buy and hold Shares in the Fund. Because the Fund has no operating history, many of these expenses are estimates. The Fund does not directly pay a management fee to itself if it is the Master Fund. As a result, as long as the Fund continues to be the Master Fund of a master-feeder arrangement, shareholders will incur a single fee for management services provided by the Investment Manager to the Master Fund. Shareholders in the Fund will bear indirectly fees and expenses of the Master Fund, which is reflected in the following table section 'Management of the Fund-Management Agreement.'

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1) 				3.00%

Annual Expenses (as a percentage of net assets of the Fund):

Management Fee (2)									1.50%

Other Expenses(3)									0.35%

Distribution and Service Fee(4)								0.75%

Incentive Fee(5)									[     ]%

Total Annual Expenses 									[     ]%

Fee Waiver and/or Expense Reimbursement (6)						([    ]%)

Total Annual Expenses After Fee Waiver/Expense Reimbursement 				[      ]%

_________
(1)The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor. Shares are sold subject to a maximum sales load of 3.00%. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charge they might impose.

(2)The management fee is payable by the Master Fund, but will be borne directly by shareholders as a result of the Fund being the Master Fund. The Fund's annual contractual investment management fee rate under its investment management agreement (the 'Investment Management Agreement') with the Investment Manager is 1.50% and is payable quarterly; however, pursuant to its Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund itself is the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for investment management services provided by the Investment Manager to the Master Fund.

(3) 'Other Expenses' are estimated based on Fund net assets of $[      ]
   million and anticipated expenses for the first year of the Fund's (Master Fund's) operations anticipated expenses for the first year of its operations, and includes professional fees and other expenses, including, without limitation, offering costs, administration fees, investor servicing fees, custody fees, Director fees, insurance costs, financing costs (resulting from credit facilities used in a bridge financing capacity and not to leverage investments) and other expenses.

(4)The Fund pays the Distributor a Distribution and Service Fee at an annualized rate of 0.75% of the average net assets of the Fund. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Fund. Payment of the Distribution and Service Fee is governed by the Fund's Distribution and Service Plan. See 'Subscription for Shares-Distribution Arrangements' below.

(5)The Fund (Master Fund) pays the Investment Manager a performance-based Incentive Fee promptly after the end of each fiscal year of the Fund (Master Fund). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Fund's (Master Fund's) Net Capital Appreciation for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carry-forward account, without duplication for any Incentive Fees paid during such fiscal year.

(6)Through [     ], the Investment Manager has agreed to waive its fees
   and/or reimburse expenses of the Fund so that the Fund's (Master
   Fund's) Specified Expenses will not exceed 0.35% (annualized). The Fund (Master Fund) has agreed to repay these amounts, when and if requested by the Investment Manager, but only if and to the extent that Specified Expenses of the Fund (Master Fund) are less than 0.35% (annualized) within the three-year period after the Investment Manager bears the expense; provided, however, that the Investment Manager may recapture a Specified Expense in the same year it is incurred. This arrangement cannot be
   terminated prior to [     ] without the Board's consent. 'Specified
   Expenses' is defined to include all expenses incurred in the business of the Fund (Master Fund) with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund (Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). See 'Management of the Fund-Expense Limitation Undertaking' below.

Example:
								1 year 	3 years 	5 years 	10 years
You would pay the following expenses on a $1,000 investment,
assuming a 5% annual return					 $[    ] 	$[    ] 	$[    ] 	$[    ]

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund (Master Fund) will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund (Master Fund), see 'Management of the Fund.'

The 'Example' is based on the expenses set forth in the table above and should not be considered a representation of the Fund's future expenses. Actual expenses of the Fund (Master Fund) may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.


Privacy Policy

This privacy policy sets forth the Investment Manager's policies with respect to non-public personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

The Investment Manager collects non-public personal information about shareholders from the information it receives in subscription agreements and information relating to a shareholder's transactions with the Investment Manager.

The Investment Manager does not disclose any non-public personal information about the shareholders to anyone other than (i) fund administrators and other service providers as necessary, (ii) IBAA, in order to determine the shareholder's eligibility for services offered by IBAA, and (iii) as permitted by law.

A shareholder may limit the extent to which the Investment Manager shares
the shareholder's personal information with IBAA by calling [     ]. The
Investment Manager is required to share the shareholder's personal information with IBAA in order to determine the shareholder's eligibility for investment services offered by IBAA. However, the Investment Manager still may share such personal information with IBAA as necessary to service such shareholder's investment with the Investment Manager or under other circumstances permitted by law. IBAA also may market investment services to shareholders where IBAA has its own relationship with a shareholder. Once a shareholder has informed the Investment Manager about his or her privacy preferences, they will remain in effect until the shareholder notifies the Investment Manager otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about shareholders in order to accept subscriptions from them. The Investment Manager also will release information about shareholders if compelled to do so by law in connection with any government request or investigation, or if any shareholders direct the Investment Manager to do so.

Information Safeguarding Policy

Except as otherwise expressly provided above, the Investment Manager restricts access to non-public personal information about shareholders to its employees and agents who need to know the information to enable the Investment Manager to service the shareholders. The Investment Manager maintains physical, electronic and procedural safeguards to guard each shareholder's non-public personal information.



Use of Proceeds

The proceeds will be invested in accordance with the Fund's investment objective and strategies as soon as practicable. The Investment Manager expects that substantially all of the Fund's (Master Fund's) assets will be invested within approximately 3 months after termination of the initial offering, although the investment process may take longer than this.

Although the Fund (Master Fund) intends to invest substantially all of its assets and may invest directly in public and private debt under certain circumstances, including but not limited to circumstances in which shareholders other than the Fund (Master Fund) acquire control of the Fund (Master Fund), in which case the Fund (Master Fund) would be subject directly to the risks described in this Prospectus. See 'Investment Objective and Strategies' and 'Risk Factors.'

Pending the investment of the proceeds pursuant to the Fund's investment objective and principal strategies, the Fund (Master Fund) may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund (Master
Fund) may make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Fund (Master Fund) will do so or, if it does, that it will do so successfully. The Fund (Master Fund) may be prevented from achieving its objective during any time in which the Fund's (Master Fund's) assets are not substantially invested in accordance with its principal investment strategies.

Investment Objective and Strategies

Investment Objective

The Fund's investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in bank notes, highly marketable commodities and high value real estate-related investments. The Fund is a 'master fund' in a 'master-feeder' structure. The Fund's investment objective is not fundamental and can be changed by the Board of Directors without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing, under normal circumstances, in highly marketable commodities (at least 50% gold), of the Fund's Managed Assets (as defined below) as well as about 10% in investments in public and private real estate-related debt, including, but not limited to CMBS, mortgages, loans, mezzanine and other forms of debt. 'Managed Assets' means net assets, plus the amount of leverage for investment purposes.

As part of its real estate investment strategy, the Fund may invest in multi-issuer pools of CMBS and single-issuer CMBS, in each case, relating to real estate-related companies or assets. In a typical multi-issuer CMBS issuance, one or more mortgage loans of varying size, asset type (including, but not limited to, office, retail, multifamily, hospitality, and industrial), and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies (such as Moody's, S&P, or Fitch) assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

The Fund may also invest in commercial mortgage loans, mezzanine loans and other interests relating to real estate. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

Mezzanine loans may take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender.

While it is expected that the Fund will invest primarily in highly marketable commodities, it can also invests in 'performing' CMBS and other debt investments, the Fund may nonetheless invest in instruments of any credit quality at various levels of an issuer's capital structure. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as 'high yield' securities or 'junk bonds.' Securities rated Caa or below and CCC or below are considered vulnerable to non-payment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. Securities rated below Caa/CCC may include obligations already in default. Debt securities in the lowest investment grade category will likely possess speculative characteristics.

The Fund may invest up to 10% of its Managed Assets in instruments that are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Master Fund has valued the securities). The Master Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ('restricted securities'). However, restricted securities determined by the Investment Manager to be illiquid are subject to the limitation set forth above.

The Fund will not invest any percentage of its Managed Assets in derivatives. Normally, derivatives are used for investment or hedging purposes or as a form of effective leverage. Derivative instruments may include investments in interest rate instruments, total return swaps and credit default swaps, but the Fund may also invest in futures transactions, options and options on futures, as well as certain currency instruments.

In addition, the Fund may invest up to 10% of its Managed Assets in equity (but no derivatives related thereto) in real estate assets (including pools thereof) of any type of real estate-related companies and/or real estate-related holdings.

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets after purchase.

Portfolio Investments

Notes

As part of its investment strategy, the Fund may invest up to 50% of its Managed Assets in Standby Letters of Credit (SBLCs). SBLCs are highly liquid form of investments which can be liquidated very easily. The SBLCs are pooled and transferred to a trust which will contain all of its Managed Assets. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade.

Gold

As part of its investment strategy, the Fund may invest up to 20% of its Managed Assets in gold which are also pooled and transferred to the same trust which will contain all of its Managed Assets.

Oil and Natural Gas

As part of its investment strategy, the Fund may invest up to 20% of its Managed Assets in highly marketable commodities like oil and natural gas which are pooled and also transferred to a trust.

Real-estate

As part of its investment strategy, the Fund may invest up to 10% of its Managed Assets in real-estate related transactions. A description of these type of investments are given below.


CMBS

As part of its investment strategy, the Fund does not plan to invest in multi-issuer CMBS and single-issuer CMBS, in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a REMIC. Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level.

Once these CMBS are issued and rated, they are then sold to investors based on specified investment profiles (e.g., credit risk, yield, rating, etc.). For the vast majority of these bonds, each month the interest received from the pooled loans is paid to the investors, through a Director and master servicer who act as an intermediary between the underlying borrowers and the bond holders. The interest is paid first to the investors holding the highest rated bonds, until all accrued interest on those bonds is paid, then to the holders of the next highest rated bonds, and this continues until all the bond holders are paid in a sequential manner. Principal payments are usually handled the same way.

If there is a shortfall in an interest or principal payment or if the underlying real estate is liquidated and does not generate enough proceeds to meet the payments due to all bond classes, then the investors in the most subordinate bond class will incur a loss with further losses impacting more senior classes in reverse order of priority.

The administration of the pooled loans are handled by CMBS servicers (primary, master and special) all, of whom are required to act in accordance with certain 'servicing standards.' While the servicing standard may vary, the standard generally requires the servicer to use the same, care, skill and diligence as it uses to service and administer comparable mortgage loans on behalf of third parties or on behalf of itself, whichever is the higher standard. The master and special servicer play the most active role in servicing the underlying loans.

The master servicer's responsibility is to service the loans in the pool through maturity unless the loan becomes specially serviced (e.g., the borrower has defaulted). The master servicer manages the flow of payments and information and is responsible for the ongoing interaction with the borrowers. The master servicer is responsible for collecting the payments from the borrowers and routine loan administration functions (e.g., escrow disbursements, analyzing underlying property performance, and consent requests). Subject to certain limitations, the master servicer is responsible for making certain monetary advances if a borrower fails to do so; for example, if a borrower has missed an interest payment or failed to pay property taxes, the master servicer is required to advance such payment so long as it deems such advance recoverable.

For as long as a loan has been designated 'specially serviced', the administration is transferred to a special servicer who takes over all the master servicers' administrative responsibilities with respect to such loan (other than making advances) in order to maximize recovery on the mortgage on behalf of the bondholders. A loan is usually designated 'specially serviced' upon an event of default or if there is a determination that an event of default is imminent. The special servicer has primary responsibility for working out the loan, and if necessary, liquidating or foreclosing on the underlying real estate. The special servicer is generally required to follow the direction of the controlling holder, who is often the holder of the most junior bond.

Commercial Mortgage Loans

The Fund may invest in whole commercial mortgage loans structured in a variety of ways that provide different types of risk, reward, and investment experience. The Fund may lend money directly to the borrower of such loans, or may acquire loans in secondary market transactions. See 'Risk Factors-Risks Associated with Direct Ownership of Real Estate Loans' for more information regarding the risks associated with the various types of loans that may be owned by the Master Fund.

Generally. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

B-Notes. The Fund may invest in B-notes. A B-note is a mortgage loan typically
(i) secured by a first mortgage on a commercial property or group of related properties and (ii) subordinated to an A-note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining to repay B-note holders after payment to the A-note holders. Since each transaction is privately negotiated, B-notes can vary in their structural characteristics and risks. For example, the rights of holders of B-notes to control the process following a borrower default may be limited in certain investments.

Mezzanine Loans. The Fund may invest in a variety of 'mezzanine loans', including those that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund's mezzanine loan. If a borrower defaults on the Fund's mezzanine loan or debt senior to the Fund's loan, or in the event of a borrower bankruptcy, the Fund's mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

CMBS Interest-Only Certificates

The Fund will not invest in CMBS interest-only certificates ('IOs'). CMBS IOs receive no payments of principal from the underlying mortgage assets. IOs class payments are derived by the excess interest that exists due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds. The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Fund may not fully recoup its initial investment in IOs.

REITs

REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Asset-Backed Securities

In addition to CMBS, the Fund may invest in other types of asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

Derivatives

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund does not plan to enter into such derivative contracts including, but not limited to, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps and credit default swaps. The Fund will not enter into swap transactions for any purpose consistent with its investment objective and strategies, including, among others, for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible. Although the Fund may use derivative instruments to further its investment objective and strategies, no assurance can be given that the Fund will be successful.

Swap Transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return or value derived from the returns) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Master Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Investment Manager.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Manager. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

In December 2012, the Commodity Futures Trading Commission ('CFTC') issued a final rule requiring certain interest rate swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Such clearing requirement may affect the Fund's ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

Total Return Swaps. In a total return swap, one party agrees to pay the other the 'total return' of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event.
The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a 'short' position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed-upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an upfront payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds leverage to its portfolio because, in addition to being subject to investment exposure on its assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument.

In December 2012, the CFTC issued a final rule requiring certain index-based credit default swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Such clearing requirement may affect the Fund's ability to negotiate individualized terms and/or may increase the costs of entering into such credit default swap transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of credit default swaps have not yet been issued by the regulators, but could have additional impact on the Fund's ability to use credit default swap transactions as part of its investment strategy.

The Fund will not invest in MBS credit default swaps. MBS credit default swaps include swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of subprime MBS). The Fund will not engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Futures and Options on Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies, (2) interest rates, (3) stock indices and other baskets of securities, and (4) individual securities. The Fund also may buy and sell, or 'write', options on the futures contracts in which it may invest ('futures options') and may write straddles, which consist of a call and a put option on the same futures contract. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, futures contract, index, currency, or other instrument at the option exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at the option exercise price.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency, commodity (each a 'financial instrument') or other financial instrument for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking physical delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (with the same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract. The Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

Certain currency derivatives are subject to regulation under the Dodd-Frank Act. Potential rulemaking with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the Fund's ability to effectively use currency derivatives.

Forward Rate Contracts. The Fund may also utilize forward rate contracts. Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Covered Calls. The Fund may sell, or 'write', covered calls. In the case of a call option on a common stock or other security, the option is 'covered' if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund (in accordance with procedures established by the Fund's Board of Directors) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.

At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium the Fund receives will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. As the writer of the option, the Fund bears the market risk of an unfavorable change in the price of the security underlying a written option.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to
Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Below Investment Grade Securities

The Fund will not invest in CMBS and other investments that are rated or determined by the Investment Manager to be 'below investment grade' quality ('junk bonds'). The credit quality of most junk bonds reflects a greater than average possibility that adverse changes in the real estate markets, or in general economic conditions, or both, may impair the ability of the borrowers to make payments of interest and principal on the loans backing the CMBS. The inability (or perceived inability) of borrowers to make timely payment of interest and principal would likely make the values of junk bonds held by the Fund more volatile and could limit the Fund's ability to sell such bonds at favorable prices. In the absence of a liquid trading market for its junk bonds, the Fund may have difficulties determining the fair market value of such investments.

Fixed-Income Securities

The Fund may also invest in other fixed-income securities, including U.S. and foreign government securities and affiliated and unaffiliated money market securities.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Other Investment Companies

The Fund may invest a portion of its assets in securities of other open- or closed-end investment companies (including exchange-traded funds or 'ETFs') that invest primarily in securities of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the merits of an investment in an investment company relative to available security investments.

Portfolio Turnover

The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase the Fund's portfolio turnover rate and generate higher transaction costs due to commissions or dealer markups and other expenses that would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Corporate Bonds and Other Debt Securities

The Fund may also invest in corporate bonds, debentures and other debt securities of companies in other industries and sectors. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are 'perpetual' in that they have no maturity date.

The Fund may invest in corporate bonds including below investment grade quality (e.g., rated below BBB by S&P or below Baa3 by Moody's, or unrated securities that the Investment Manager considers to be their equivalent), commonly known as 'junk bonds' ('Non-Investment Grade Bonds'). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment
Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain nationally recognized statistical rating organizations or 'NRSROs'. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Investment Manager seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on the Investment Manager's research and analysis when investing in Non-Investment Grade Bonds. The Investment Manager seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Moody's and Fitch is set forth in Appendix B to the SAI. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and yield may have different ratings. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bond can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Manager does not rely solely on credit ratings when selecting securities for the Master Fund, and develops its own independent analysis of issuer credit quality.

In the event that a NRSRO or the Investment Manager downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a security, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs. However, analysis of the creditworthiness of issuers of Non-Investment Grade may be more complex than for issuers of higher quality debt securities.

Temporary Investments

During unusual market circumstances, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Master Fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days, or within thirty days if used as a primary source of leverage) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. There is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding borrowings. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.



                                 Leverage

Subject to limitations imposed by the 1940 Act, the Fund may borrow money from time to time. The Fund currently intends to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a paying fees and expenses, and/or (b) meeting distribution requirements for eligibility to be treated as a regulated investment company that would otherwise result in the liquidation of investments.

The Fund anticipates incurring leverage as part of its investment strategy. The Fund may use leverage through borrowings, including loans from certain financial institutions, the issuance of debt securities (collectively, 'Borrowings'), reverse repurchase agreements but no derivatives, including, but not limited to, total return swaps, securities lending arrangements and credit default swaps (collectively, 'effective leverage') in an aggregate amount of up to 33 / % of the Fund's total assets immediately after giving effect to such leverage. Only forms of effective leverage that are considered senior securities under the 1940 Act will be considered leverage for the Fund's leverage limits. Although it has no current intention to do so, the Fund may use leverage through the issuance of preferred shares ('Preferred Shares') in an aggregate amount of up to 50% of the Fund's total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Any leverage incurred by the Fund would generally have complete priority upon the distribution of assets over the Fund's common shares. The timing of any leverage and the terms of the leverage would be determined by the Investment Manager.

The rights of lenders to receive interest on and repayment of principal of any borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of distributions in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intend to repay the borrowings.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

In a total return swap arrangement, the Fund would receive the interest rate and capital gains returns on specified assets, typically fixed income instruments, and in exchange would make payments to the counterparty of LIBOR plus an agreed-upon spread and would also bear the risk of default for any of the assets. The Fund would also post margin collateral with the counterparty to the swap. The underlying assets of the swap would be counted toward the Fund's Managed Assets. Because the Fund receives the return on the assets without having to purchase the assets, this serves as a form of leverage.

In a securities lending program, the Fund would lend debt securities or other marginable securities to a bank or other financial institution as counterparty, in exchange for cash collateral and fees. The Fund would then reinvest the cash collateral received from the counterparty in accordance with the Fund's investment objective, resulting in a form of leverage.

If Preferred Shares are issued, they would likely pay adjustable rate distributions based on shorter-term interest rates. The adjustment period for Preferred Share distributions could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the interest rate or dividend rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Fund were not leveraged. The Fund's leveraging strategy may not be successful.

The Fund's Corporate Charter authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an 'asset coverage' of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 / % of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or will result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Investment Manager in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. The use of leverage creates risks and involves special considerations.

Section 18(a) of the 1940 Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of newer securities representing indebtedness (i.e., the liquidation value may not exceed 50% of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's asset coverage is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on any Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such Preferred Shares in the event of non-compliance by the Fund, and may also prohibit distributions on the Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on distributions on the Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has any Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of any such Preferred Shares as a class. The remaining Directors of the Fund will be elected by common shareholders and any holders of Preferred Shares voting together as a single class. In the event the Fund failed to pay distributions on any Preferred Shares for two years, holders of any such Preferred Shares would be entitled to elect a majority of the Directors of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require detrimental dispositions of Fund securities.



                               Risk Factors

An investment in the Fund entails a high degree of risk and is suitable only for sophisticated investors for whom an investment in the Fund does not represent a complete investment program, and who fully understand and are capable of bearing the risk of an investment in the Fund. Prospective investors should carefully consider the following risk factors, among others, in determining whether an investment in the Fund is a suitable investment, and should consult their own legal, tax and financial advisers as to all these risks and an investment in the Fund generally. Prospective shareholders should only invest in the Fund as part of an overall investment strategy. The following list of risk factors is not a complete summary or explanation of the various risks involved in an investment in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective, and investment results may vary substantially depending on when a shareholder purchased his or her Shares.

Investment and Market Risk. All securities investing and trading activities (including real estate-related debt investing) risk the loss of capital. No assurance can be given that the Fund's and investment objective will be achieved, that the performance of the Fund will be positive over any period of time, or that shareholders will not suffer losses. Your investment in the Shares represents an indirect investment in the assets owned by the Fund. The value of the Fund's portfolio securities and other assets may move up or down, sometimes rapidly and unpredictably, and in certain circumstances investment techniques utilized by the Fund may increase the impact of such adverse market movements. At any point in time, your Shares may be worth less than your original investment.

No Operating History. Although IBAA has substantial experience investing in highly marketable commodities and real estate-related debt investments, the Fund is a newly organized, non-diversified, closed-end management investment companies with no history of operations, public trading or loan origination.

Initial Deployment Risk. The Investment Manager expects that substantially all of the Fund's assets will be invested within approximately three months after termination of the initial offering, although the investment process may take longer, which may impact the Fund's initial distributions to shareholders. The Fund's ability to successfully invest its capital during this initial deployment period will depend on prevailing market conditions and a variety of other factors which are difficult to predict and there can be no assurance that such initial deployment of the Fund's assets will not take longer than anticipated.

Past Performance; No Assurance of Investment Return. Although key personnel in IBAA might have extensive investment experience investing in the highly marketable commodities and real estate debt markets, past performance results of IBAA funds are not necessarily indicative of the future performance of the Fund. There can be no assurance that the Fund will be able to (i) successfully identify, make and realize upon any particular investment or (ii) generate returns for its shareholders (or that such returns will be commensurate with the risks associated with an investment in the Fund).

Liquidity Risks. The Shares are expected to be listed for trading on a securities exchange. There will be a public market for the Shares. The Shares therefore are expected to be marketable but as to what kind of demand will come from the market, the Fund has no control over this and shareholders must be prepared to hold Shares for an indefinite period of time. Because the Fund is a closed-end management investment company, the Shares may not be redeemed at the option of the shareholder and may not currently be exchanged for shares of any other fund.

Non-Diversified Risk. As non-diversified investment companies under the 1940 Act, and the rules and regulations thereunder, the Fund may invest a greater portion of their respective assets in a more limited number of issuers than a diversified fund. The Fund's investment portfolio will have significant investments in the highly marketable commodities and real estate debt sector. While the Fund intend to comply with the diversification requirements of the Code applicable to regulated investment companies, the Fund's investment program may nonetheless present greater risk to an investor than an investment in a diversified company due to the impact changes in financial conditions, the highly marketable commodities market or real estate market activity may have on the value of the Shares.

Geographic Concentration. The Fund will seek to make highly marketable commodities and real estate-related debt investments on a global basis, with a primary focus in the United States. Adverse changes to the economies and commercial real estate markets of any countries and/or a failure by such economies to achieve sustained growth and meaningful economic recovery will have a pronounced impact on the activities of the Fund by virtue of its geographic concentration, and could impede the Fund's ability to effectively achieve its investment objective.

Investments in Publicly Traded Securities. The Fund will have the ability to invest in securities that are publicly traded and are, therefore, subject to the risks inherent in investing in public securities. Investments in public securities do not typically entail financial covenants or other contractual rights, including management rights, which may otherwise be available in privately negotiated investments. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments.

Incentive Fee Risk. The Incentive Fee may create an incentive for the Investment Manager to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Investment Manager may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Investment Manager and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Investment Manager), expects to consider whether the Incentive Fee is fair and reasonable. In addition, although the Incentive Fee payable by the Fund to the Investment Manager is similar to those of private investment funds, most registered investment companies do not pay an incentive fee to their investment adviser.

Leverage Risk. The Fund anticipates using leverage, which will magnify investment, market and certain other risks. The Fund may use leverage directly at the Fund level which will create exposure to such leverage indirectly at the Fund level. While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct long-term leverage at the Fund level, but may use leverage for short-term purposes. Since the Fund generally may not withdraw from the Fund, the Fund's level of implicit leverage from its indirect investment in the Fund cannot be controlled. This may constrain the Fund's ability to utilize additional direct leverage at the Fund level. Leverage involves risks and special considerations for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the common shares of the Fund than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to shareholders or will result in fluctuations in the distributions paid on the common shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged; and when the Fund uses leverage, the management fee payable by the Fund to the Investment Manager will be higher than if the Fund did not use leverage.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may 'set aside' liquid assets (often referred to as 'asset segregation'), or engage in other SEC or staff-approved measures, to 'cover' open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. Even though the Fund does not have intention in investing in derivatives, the Fund intends to cover its derivative positions, if any, by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Reliance on the Investment Manager and Key Personnel. The success of the Fund will depend, in large part, upon the skill and expertise of IBAA personnel to develop and implement investment strategies that achieve the Fund's investment objective. The Investment Manager will be responsible for the Fund's investment activities, and shareholders must rely on the Investment Manager and other key IBAA personnel, to conduct and manage the Fund's activities. In the event of the death, disability or departure of any such persons, the business and the performance of the Fund may be adversely affected. However, such IBAA personnel may have other responsibilities throughout IBAA and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Investment Manager and such personnel to access other professionals and resources within other groups at IBAA for the benefit of the Fund may be limited under certain circumstances. See 'Conflicts of Interest; IBAA Policies and Procedures'. Moreover, the portfolio management decisions of the Fund will generally be made independently and without regard to the activities or positions of such Other IBAA Funds (as defined below) and/or Other Real Estate Vehicles (as defined below), which may create circumstances where different actions or investment decisions are made or taken with respect to the Fund relative to such Other IBAA Funds or Other Real Estate Vehicles. For example, there may be circumstances where one or more such Other IBAA Funds or Other Real Estate Vehicles determines to dispose of an investment that is also held by the Fund but where the Fund continues to hold such investment or where one or more such Other IBAA Funds or Other Real Estate Vehicles elects to purchase investments with respect to which the Fund does not participate (or vice versa) or where such funds may participate in the same investment at different times and/or on different terms. See 'Conflicts of Interest'.

No Limitation on Strategies. In accordance with the Fund's investment objective, the Investment Manager will implement such strategies or discretionary approaches it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth in the Corporate Charter. There can be no assurance that the Investment Manager will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Fund's trading or investment activities.

Bank Guaranteed Standby Letters of Credit. Although there are benefits obtained, ike managing cash flows, from the use of Bank Guaranteed Letters of Credit, there are also risks involved, mainly based on the guarantor of the instrument, which is the bank itself. The risk is dependent on the financial health of the bank involved.

Nature of Real Estate-Related Debt Securities. The debt securities and other interests in which the Fund may invest may include secured or unsecured debt at various levels of an issuer's capital structure. The debt securities in which the Fund may invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity, and may not be rated by a credit rating agency. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a 'fraudulent conveyance' under relevant creditors' rights laws, (ii) so-called lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Fund's investments may be subject to early redemption features, refinancing options, prepayment options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than anticipated or underwritten on such obligation or reinvesting in a new obligation at a lower return to the Fund.

Debt-Oriented Real Estate Investments Risks Generally. The Fund will invest primarily in liquid real estate-related debt investments. Any deterioration of real estate fundamentals generally, and in the United States and Europe in particular, could negatively impact the performance of the Fund by making it more difficult for issuers to satisfy their debt payment obligations, increasing the default risk applicable to issuers, and/or making it relatively more difficult for the Fund to generate attractive risk-adjusted returns. Changes in general economic conditions will affect the creditworthiness of issuers and may include economic and/or market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply of and demand, fluctuations in real estate fundamentals (including average occupancy and room rates for hotel properties), changes in building, environmental and other laws, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, changes in government regulations (such as rent control), changes in real property tax rates and operating expenses, changes in interest rates, changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable, increased mortgage defaults, increases in borrowing rates, negative developments in the economy that depress travel activity, demand and/or real estate values generally and other factors that are beyond the control of the Investment Manager.

While real estate fundamentals appear to be improving, such improvements remain precarious and the Investment Manager cannot predict the degree to which economic conditions generally, and the conditions for real estate debt investing in particular, will continue to improve or whether they will deteriorate further. Continuing declines in the performance of the U.S. and global economies or in the real estate debt markets could have a material adverse effect on the Fund's investment activities. In addition, while such improved real estate fundamentals may result in increased investment opportunities for the Fund, market conditions relating to real estate debt investments have evolved since the financial crisis, which has resulted in a modification to certain loan structures and/or market terms. For example, it have become increasingly difficult for real estate debt investors in certain circumstances to receive full transparency with respect to underlying investments because transactions are often effectuated on an indirect basis through pools or conduit vehicles rather than directly with the borrower.
Any such changes in loan structures and/or market terms may make it relatively more difficult for the Fund to monitor and evaluate investments.

Enhanced Scrutiny and Regulation of the Financial Services Industry. The Fund's ability to achieve their respective investment objectives, as well as the ability of the Fund to conduct their respective operations, is based on laws and regulations which are subject to change through legislative, judicial or administrative action. Future legislative, judicial or administrative action could adversely affect the Fund's ability to achieve their respective investment objectives.

There have been significant developments regarding enhanced governmental crutiny and/or increased regulation of the financial services industries. On July 21, 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the 'Dodd-Frank Act'). A key feature of the Dodd-Frank Act is the extension of prudential regulation by the Board of Governors of the Federal Reserve System (the 'Federal Reserve') to financial institutions that are not currently subject to such regulation but that potentially pose risk to the stability of the U.S. financial system. The Dodd-Frank Act also imposes a number of investment restrictions and capital requirements on banking entities and other organizations that are significant to U.S. financial stability. For example, the Dodd-Frank Act imposes significant restrictions on the proprietary trading activities of banking entities and subjects systemically important financial institutions supervised by the U.S. Federal Reserve to increased capital requirements and quantitative limits for engaging in such activities. The Dodd-Frank Act also seeks to reform the asset-backed securitization market (including the mortgage-backed securities market) by requiring the retention of a portion of the credit risk inherent in the pool of securitized assets and by imposing additional registration and disclosure requirements. While the full impact of the Dodd-Frank Act cannot be assessed, the Dodd-Frank Act's extensive requirements may have a significant effect on the financial markets and may affect the availability or terms of financing with respect to real estate-related debt investments or the availability of mortgage-backed securities, which may adversely affect the Fund's ability to achieve its investment objectives.

In addition, as a publicly-traded global alternative asset manager whose broad range of businesses includes the management of private equity funds, hedge funds, real estate funds, credit-oriented funds, mutual funds, CLOs, CDOs, registered investment funds, REITs, and other private investment funds, as well as the provision of various financial advisory, restructuring and fund placement services, IBAA is from time to time subject to litigation and claims relating to its businesses, as well as governmental and/or regulatory inquiries, investigations and/or proceedings. While it is difficult to predict what impact, if any, the foregoing may have, there can be no assurance that any of the foregoing, whether applicable to IBAA generally or the Fund in particular, would not have a material adverse effect on the Fund and their ability to achieve their respective investment objectives.

Risks Associated with CMBS. The Fund does not intend to invest its assets in pools or tranches of CMBS. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow a substantial portion of the loan balance to be paid at maturity, commonly known as a 'balloon payment,' and are usually nonrecourse against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by the continued volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. While the Investment Manager intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results and there can be no assurance that the Fund will be able to effectively achieve its investment objective or that projected returns will be achieved.

Concentrated CMBS Investments. Default risks with respect to CMBS investments may be further pronounced in the case of single-issuer CMBS or CMBS secured by a small or less diverse collateral pool. At any one time, a portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties in only a few states or regions. As a result, such investments may be more susceptible to geographic risks relating to such areas, including adverse economic conditions, declining home values, adverse events affecting industries located in such areas and other factors beyond the control of the Investment Manager relative to investments in multi-issuer CMBS or a pool of mortgage loans having more diverse property locations.

CMBS Credit Quality and Selection. CMBS are also affected by the quality of the credit extended. As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets, as well as the relative diversification of the collateral pool underlying such CMBS and other factors such as adverse selection within a particular tranche or issuance.

Operating and Financial Risks of Issuers; Underlying Default Risk Across Capital Structures. The Fund's investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, the commercial real estate market in general, an issuer's equity and the financial circumstances of the issuer, as well as the general economic conditions. Such default risk will be heightened to the extent the Fund makes relatively junior investments in an issuer's capital structure since such investments are structurally subordinate to more senior tranches in such issuer's capital structure, and the Fund's overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Fund holds an equity or 'mezzanine' interest in any issuer that is unable to meet its debt payment obligations, such equity or mezzanine interest could become subordinated to the rights of such issuer's creditors in a bankruptcy. See '-Subordination' below. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, underlying properties or issuers that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Fund's investments to addition risk of loss and default.

Commercial Mortgage Loans. The Fund may invest from time to time in commercial mortgage loans, including mezzanine loans and B-notes, which are secured by multifamily or commercial properties and are subject to risks of delinquency not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower's equity in the property and the financial condition and operating history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower's ability to repay the loan may be impaired. Furthermore, the Fund may not have the same access to information in connection with investments in commercial mortgage loans, either when investigating a potential investment or after making an investment, as compared to publicly traded securities.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial mortgage loan, then the options for financial recovery are limited in nature. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the Fund directly or indirectly invests increase, the performance of the Fund investments related thereto may be adversely affected. Default rates and losses on commercial mortgage loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the mortgage properties are located, the borrower's equity in the mortgage property and the financial circumstances of the borrower. A continued decline in specific commercial real estate markets and property valuations may result in higher delinquencies and defaults and potentially foreclosures. See '-Foreclosure Risk' below. While real estate fundamentals appear to be improving, such improvement remains precarious. The overall level of commercial mortgage loan defaults remains significant and market values of the underlying commercial real estate remain distressed in many cases. It has also become increasingly difficult for lenders to dispose of foreclosed commercial real estate without incurring substantial investment losses, and ultimately leading to a decline in the value of such investments.

In the event of any default under a mortgage or real estate loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the Fund. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

Highly Competitive Market for Investment Opportunities. The Fund will focus primarily on making real estate debt investments on a global basis, with a primary focus in the United States as more fully described elsewhere herein. Purchasers of the Shares will be dependent upon the judgment and ability of the Investment Manager in sourcing transactions and investing and managing the capital of the Fund. No assurance can be given that the Fund and the Investment Manager will be successful in identifying or capitalizing on suitable investments, or that if such investments are made, that such investments will be realized upon at favorable valuations or that the objectives of the Fund will be achieved. The activity of identifying, completing and realizing attractive debt-oriented real estate investments is highly competitive and involves a high degree of uncertainty and risk.
The availability of CMBS and other investment opportunities generally will be subject to market conditions. In particular, in light of changes in such conditions, including changes in long-term interest rates, certain types of investments may not be available to the Fund on terms that are as attractive as the terms on which opportunities were available to Other IBAA Funds. The Fund will be competing for investments with other real estate investment vehicles, as well as individuals and companies, REITs, open-ended funds, closed-end funds, financial institutions (such as mortgage banks and pension funds), hedge funds and investment funds affiliated with IBAA and/or other financial sponsors or institutional investors, private equity and debt investors, and credit vehicles, hedge funds and other institutional investors. Further, over the past several years, many real estate investment funds, REITs and other vehicles have been formed (and many have grown in size) for the purpose of investing in debt-oriented real estate investments. Despite the continuing difficulties faced by many financial institutions and alternative investment firms with respect to raising capital, investing in debt instruments relating to real estate remains an attractive strategy, but with significant competition for attractively priced investments. There can be no assurance that the Master Fund will be able to locate, complete and exit investments successfully.

Lack of Control Over Investments. The Fund will generally not have a right to vote or to make decisions with respect to the administration of the CMBS and other investments, or servicing of the commercial real estate loans that underlie the Fund's CMBS and other investments. Investment decisions pertaining to issuers of underlying loans (including those serving as collateral for pools or tranches of CMBS) will generally be made by the owners/developers of such properties, in the case of underlying loans generally, or one of the master servicer, special servicer, trustee or a controlling party, in the case of pools or tranches of CMBS. Any decision made by one of those parties may not be in the best interest of the Fund and, even if that decision is determined to be in the Fund's best interests by that party, may be contrary to the decision that the Fund would have made and may negatively affect the Fund's interests.

Due Diligence Risks. Before making any investments, the Investment Manager will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about CMBS and other real estate debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS and other investments. The Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment in CMBS and other investments will be successful.

Risks Associated with the Insolvency of Obligations Backing CMBS and Other Investments. The commercial real estate loans backing the CMBS and other investments may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower's debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was 'insolvent' after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CMBS and other investments, or that regardless of the method of valuation, a court would not determine that the borrower was 'insolvent' after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a 'preference' if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Distressed Securities; Bankruptcy; Administration. While it is generally anticipated that the Fund's investment strategy will focus primarily on investments in 'performing' CMBS and other debt investments, the Fund's investment program may include making distressed investments from time to time (e.g., investments in distressed securities) or may involve investments that become 'non-performing' following the - Fund's acquisition thereof. Certain of the - Fund's investments will, therefore, include specific securities of companies that typically are highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities of other issuers. Securities of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Investment in the securities of financially troubled issuers and operationally troubled issuers involves a high degree of credit and market risk.

These financial difficulties may never be overcome and may cause issuers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund's original investment therein. In any reorganization or liquidation proceeding relating to the Fund's investments, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Furthermore, bankruptcy laws and similar laws applicable to administrative proceedings may delay the ability of the Fund to realize on collateral for loan positions held by it, or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the 'cram-down' provisions of the bankruptcy laws.

Risks Associated with Interest Shortfalls. The Fund's CMBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the CMBS. Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans. The servicer in a CMBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the trust may also occur as a result of accumulated advances and expenses on efaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to CMBS bond holders.
If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a CMBS trust until the servicer's claim is satisfied.

Prepayment Risk; Interest Rate Fluctuations. During periods of declining interest rates, the issuer of a security or under a loan may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates.

Risks Associated with Extensions. The Master Fund's CMBS and other investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower's equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.
Such extensions may also be made without the Investment Manager's consent.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Shares' market price or their overall returns.

Risks Associated with the Servicers. The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS and other investments may be highly dependent on the performance of the servicer or special servicer. The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans. Such servicers may exit the business and need to be replaced, which could have a negative impact on the portfolio due to lack of focus during a transition. Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bonds. While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS or other investments may have a conflict of interest. There may be a limited number of special servicers available, particularly those which do not have conflicts of interest. In addition, to the extent any such servicers fail to effectively perform their obligations pursuant to the applicable servicing agreements, such failure may adversely affect the Fund's investments.

Structured Products Risk. The Fund may invest from time to time in structured products. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high-yield debt or other asset groups, certificates issued by a structured investment vehicle that holds pools of commercial mortgage loans, as well as MBS credit default swaps (e.g., CMBX). The Fund's investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged, and other structural and legal risk related thereto. See '-Leverage Risk' above. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Fund's investment therein. In addition, if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund's overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. The value of an investment in a structured product will depend on the investment performance of the assets in which the structured product invests and will, therefore, be subject to all of the risks associated with an investment in those assets.
These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.

 'Spread Widening' Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Fund invests may increase substantially causing the securities prices to fall. It may not be possible to predict, or to hedge against, such 'spread widening' risk. In addition, mark-to-market accounting of the Fund's investments will have an interim effect on the reported value prior to realization of an investment.

Risks Associated with Hedging. The Fund may utilize a wide variety of derivative financial instruments for risk management purposes, the use of which is a highly specialized activity that may entail greater than ordinary investment risks. Any such hedging transactions may not be effective in mitigating risk in all market conditions or against all types of risk (including unidentified or unanticipated risks), thereby resulting in losses to the Fund. Engaging in hedging transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction, and the Investment Manager may not be able to effectively hedge against, or accurately anticipate, certain risks that may adversely affect the Fund's investment portfolio. In addition, the Fund's investment portfolio will always be exposed to certain risks that cannot be fully or effectively hedged, such as credit risk relating both to particular securities and counterparties. See 'Derivatives Risks' below.

Subordination. The Fund may from time to time invest in debt instruments, including junior tranches of CMBS and 'mezzanine' or junior mortgage loans (e.g., B-Notes), that are subordinated in an issuer's capital structure. To the extent the Fund invests in subordinated debt of a issuers' capital structure or subordinated CMBS bonds, such investments and the Fund's remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of any senior creditors and, to the extent applicable, contractual inter-creditor and/or participation agreement provisions.

Investments in subordinated debt involve greater credit risk of default than the senior classes of the issue or series. Subordinated tranches of CMBS or other investments absorb losses from default before other more senior tranches of CMBS to which it is subordinate are put at risk. As a result, to the extent the Fund invests in subordinate debt instruments (including CMBS), the Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the senior debt (including underlying mortgage loans, senior mezzanine debt or senior CMBS bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer.

Mezzanine Loans. Although not secured by the underlying real estate, mezzanine loans are also subject to risk of subordination and share certain characteristics of subordinate loan interests described above. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. Mezzanine loans are not secured by interests in the underlying commercial properties. In addition, a mezzanine lender typically has additional rights vis-a-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

B-Notes and A/B Structures. The Fund may invest in B-notes, which investments are subordinate to the A-note portion of the same loan (which the Fund would not expect to hold). In addition to the risks described above in 'Subordination,' certain additional risks apply to B-note investments, including those described herein. The B-note portion of a loan is typically small relative to the overall loan, and is in the first loss position. As a means to protect against the holder of the A-note from taking certain actions or, receiving certain benefits to the detriment of the holder of the B-note, the holder of the B-note often (but not always) has the right to purchase the A-note from its holder. If available, this right may not be meaningful to the Fund. For example, the Fund may not have the capital available to protect its B-note interest or purchasing the A-note may alter the Fund's overall portfolio and risk/return profile to the detriment of shareholders.

Below Investment Grade Securities Risk. The Fund may invest in CMBS and other investments rated below investment grade or unrated, which are commonly referred to as 'high-yield' or 'junk' bonds and involve substantial risk of loss. High-yield bonds are predominantly speculative in nature, with the issuer's capacity to pay interest and repay principal when due uncertain, and therefore involve a greater risk of default. High-yield bonds often display increased price sensitivity to changing interest rates and to a deteriorating economic environment, and the market values for high-yield bonds tends to be more volatile and less liquid than investment grade debt securities.

Preferred Equity. While the Fund will invest primarily in highly marketable commodities and real estate-related debt investments, it may also invest from time to time in non-controlling equity positions and other real estate related interests. Preferred equity investments are subordinate to any indebtedness, but senior to the owners' common equity. Preferred equity investments typically pay a dividend, rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property.

REIT-Related Risk. As part of its investments in real estate-related debt investments, the Fund may invest in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors' capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types; e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses.

REITs (including mortgage REITs) are subject to management fees and other expenses, and so when the Fund invests in REITs it will bear its proportionate share of the costs of the REITs' operations. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REIT to distribute income may be adversely affected by several factors including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.Generally, dividends received by the Fund from REIT shares and distributed to the Fund's shareholders will not constitute 'qualified dividend income' eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income. REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. To the extent the Fund invests in Mortgage REITs it will also be subject to credit risk.

Credit risk is the risk that the borrower will not be able to make interest and dividend payments on the loan to the REIT when they become due.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Non-U.S. Investments; Non-OECD Investments. Although the Fund will seek to make highly marketable commodities and real estate-related debt investments on a global basis, it intends to invest primarily in the United States. Non-U.S.
real estate-related investments involve certain factors not typically associated with investing in real estate-related investments in the United States, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund's non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (iv) certain economic and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, and the possibility of expropriation or confiscatory taxation and adverse economic and political developments; (v) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such investments and a potential corresponding lack of deductions or related tax credits for any non-U.S. taxes paid on such income or gains; (vi) less developed corporate laws regarding fiduciary duties and the protection of investors; (vii) differences in the legal and regulatory environment or enhancedn legal and regulatory compliance; (viii) political hostility to investments by foreign or private fund investors and (ix) less publicly available information. In addition, the Fund may invest from time to time in investments located in member states of the European Union. In light of the continued and ongoing uncertainty in European debt markets as a result of the sovereign debt crisis currently facing some of the members of the European Union and unique political risks associated therewith, such investments may be subject to heightened risks or risks not associated with the foregoing. Furthermore, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund's investments in any such issuer may be adversely affected. While the Investment Manager intends, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks (although the Fund does not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse developments with respect to such risks will not adversely affect the value or realization of the Fund's non-U.S. Investments.

Active Trading Risk. The trading activities conducted by the Investment Manager on behalf of the Fund may involve certain short-term market considerations. Accordingly, in certain instances, the turnover rates of certain portions of the Fund's portfolio may be substantial and involve correspondingly high transactional costs.

Access to Non-Public Information Risk. As a result of the Investment Manager's relationship with IBAA, the Investment Manager may come into possession of material non-public information with respect to issuers in which IBAA has, or may be considering making, an investment. As a result, the Investment Manager may be precluded from trading in the securities of those issuers. The Investment Manager and IBAA have established 'information wall' policies and procedures designed to limit the sharing of such information and, where the information is shared, to avoid any transactions while in possession of that information except to the extent consistent with applicable law. However, there can be no assurance that a violation of such policies and procedures will not occur and, in the event any unlawful trading was to occur, the Fund, the Investment Manager, and their affiliates could be exposed to liability under the U.S. federal securities laws and the securities laws of other jurisdictions. The IBAA funds and the Investment Manager are considered to be on the same side of the information wall; therefore, if the IBAA funds are restricted from trading securities of an issuer, the Fund may be similarly be restricted.

Non-Controlling Equity Investments; Investments and Joint Ventures with Third Parties. While the Fund intends to invest primarily in real estate-related debt investments, it may also make non-controlling equity investments. With respect to such investments, the Fund may have a limited ability to protect its position in such investments. Subject to certain limitations, including those imposed by the 1940 Act, the Fund may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Although the Fund may not have full control over these investments and may therefore have a limited ability to protect its position therein, the Investment Manager expects that appropriate rights will be negotiated to protect the Fund's interests. Nevertheless, such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Fund, or may be in a position to take (or block) action in a manner contrary to the Fund's investment objective or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn.

Illiquid Portfolio Risk. In addition to the general lack of liquidity of the shares of the Fund, the liquidity of the Fund's investments will generally fluctuate with, among other things, general market conditions, domestic and international political events, and developments or trends in a particular industry. The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during periods of extreme market volatility. Such market conditions could reoccur and would impact the valuations of the Fund's investments and impair the Investment Manager's ability to sell securities. In addition, certain of the types of debt instruments in which the Fund intends to invest in (e.g., mortgages, B-notes, mezzanine and other loans) are often illiquid and involve greater difficulty of recovery in the event of a default by the borrower. Moreover, certain of the Fund's investments may become more illiquid after the initial acquisition for a variety of reasons, including general market conditions. In addition, in some cases the Fund will not be able to sell its securities publicly unless their sale is registered under applicable securities laws (or unless an exemption from such registration requirements is available) and in other cases the Fund may be prohibited by contract or legal or regulatory reasons or IBAA policies or procedures from selling certain securities for a period of time.

Refinancing Risk. To the extent permitted by applicable law, the Fund may from time to time seek to participate in investments relating to refinancings of securities held by Other IBAA Funds (as defined below). While it is expected that the participation of the Fund in connection with such transactions will be at arms' length and on market/contract terms, such transactions may give rise to potential or actual conflicts of interest. See 'Conflicts of Interest' below.

Uncertainty of Financial Projections and Projected Returns. The Investment Manager may determine the suitability of investments based in part on financial projections for issuers. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. In addition, prospective investors should note that projected performance is not indicative of future results and there can be no assurance that the projected results or expected returns will be achieved or that the Fund will be able to effectively implement its investment objective.

Collateralized Debt Obligations. The Fund may also invest from time to time in CDOs. CDOs include, among other things, CLOs and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the 'equity' tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Fund's Board. Moreover, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, we may incur significant losses. Also, with respect to the CLOs and CDOs in which the Fund may invest, control over the related underlying loans will be exercised through a special servicer or collateral manager designated by a 'directing certificate holder' or a 'controlling class representative,' or otherwise pursuant to the related securitization documents. The Fund may acquire classes of CLOs or CDOs, for which the Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management.
With respect to the management and servicing of those loans, the related special servicer or collateral manager may take actions that could adversely affect the Fund's interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Bridge Financings. The Fund may invest in bridge loans as part of its investment strategy. The Fund will bear the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings. If the borrower were unable to complete a refinancing, then the Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity. The Fund may make an investment with the intent of financing or otherwise reducing the Fund's investment shortly after the closing of such investment. There can be no assurance that other transactions designed to reduce or leverage the Fund's investment, or that terms of such financings will be attractive when closed. If the Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended. In addition, bridge financings may be secured by properties that are in transition or under 'lease up.' There is a risk that completion of such transition or 'lease up' of such properties will not occur. In that event, the Fund may be required to take possession of the property.

Credit Risk. A Fund could lose money if the issuer or guarantor of a loan underlying a CMBS or other investment, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable o unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. These risks are heightened with respect to issuers of high-yield or junk bonds.

Foreclosure Risk. The Investment Manager may find it necessary or desirable to foreclose on certain of the loans the Fund acquires, and the foreclosure process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests may not be adequate. Furthermore, claims may be asserted by lenders or borrowers that might interfere with enforcement of the Fund's rights. Borrowers may resist foreclosure actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the foreclosure action and seek to force the lender into a modification of the loan or a favorable buyout of the borrower's position in the loan. In some states, foreclosure actions can take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process and potentially result in a reduction or discharge of a borrower's debt. Foreclosure may create a negative public perception of the related property, resulting in a diminution of its value, and in the event of any such foreclosure or other similar real estate owned-proceeding, the Fund would also become the subject to the various risks associated with direct ownership of real estate, including environmental liabilities. Even if the Fund is successful in foreclosing on a loan, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the foreclosure of the loan or a liquidation of the underlying property will further reduce the net proceeds and, thus, increase the loss.

Interest Rate Fluctuation Risk. The Fund's investments may include loans with both floating interest rates and fixed interest rates. Floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining and/or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Investment Manager may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. The Investment Manager believes that no strategy can completely insulate the Fund from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates. See 'Risks Associated with Hedging' above.

Lender Liability Risk. In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed 'lender liability.' Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. The Investment Manager cannot assure prospective shareholders that such claims will not arise or that the Fund will not be subject to significant liability if a claim of this type did arise.

Pricing Risk; Real Estate Valuation Risk. Valuations of most of the Fund's securities are provided by a third-party pricing service. There can be no ssurance that the Investment Manager will be able to sell the securities at the same price as the valuations. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. Non-public or non-securities investments will be valued on a fair-value pricing basis. In addition, the valuation of real estate generally, and of the collateral underlying the loans in which the Funds invests in particular, is inherently subjective due to, among other things, the individual nature of each property, its location, the expected future cash flows from that particular property and the valuation methodology adopted. There can be no assurance that any such valuations obtained will accurately reflect the value of such underlying collateral.

In addition, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund's net asset value.

Excise Tax Risk. A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund's excise tax liability. See 'Tax Considerations' in this Prospectus and 'Taxes' in the accompanying SAI.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto;
(2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk. The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities, resulting in a form of borrowing. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate the Fund's assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where the Fund does not cover such leveraged transactions, such instruments may be considered senior securities and the Fund's use of such leveraged transactions will be required to comply with the restrictions on senior securities under the 1940 Act. The Fund may be unable to use segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund's assets are segregated or committed as cover, it could limit the Fund's investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter ('OTC') instruments) purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for un-cleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

Derivatives Risks. The Fund may enter into derivatives transactions including, but not limited to, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Fund's use of derivative instruments may be particularly speculative and involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments, and use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund's initial investment in the derivative. Thus, the use of derivatives may result in losses in excess of principal and greater than if they had not been used. The ability to successfully use derivative investments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. In addition, the use of derivatives will be subject to additional unique risks associated with such instruments including a lack of sufficient asset correlation, heightened volatility in reference to interest rates or prices of reference instruments and duration / term mismatch, each of which may create additional risk of loss.

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's use of derivatives, which could have an adverse impact on the Fund.

Legal, Tax and Regulatory Risks. The Fund's investment program is subject to a variety of legal, tax and regulatory risks. For example, from time to time the market for real estate debt transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions, which may adversely affect the ability of the Investment Manager to effectively achieve the Fund's investment objectives. In addition, government counterparties or agencies may have the discretion to change or increase laws or regulations applicable to issuers or to implement laws or regulations affecting an issuer's operations, separate from any contractual rights it may have. An issuer could also be adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such issuer. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by a portfolio issuer or gains recognized by the Fund on its investment in such portfolio issuer, that could impact a portfolio issuer's business as well as the Fund's return on its investment with respect thereto.

The Investment Manager believes that significant changes in the regulatory environment and institutional risk tolerance have reduced many lenders' lending capacity and appetite for commercial real estate debt investments. Among the factors that the Investment Manager expects will continue to limit lending and increase debt costs for traditional financing sources are the Dodd-Frank Act and Basel III with provisions for higher bank capital charges on certain types of real estate loans, and enhanced risk-retention requirements for CMBS that may increase securitization costs and reduce competition from CMBS lenders.

In addition, as a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments or joint transactions with affiliates, which may in certain circumstances limit the Fund's ability to make investments alongside the other IBAA funds. There can be no assurance that such regulatory restrictions will not adversely affect the Fund's ability to capitalize on attractive real estate-related debt instruments.

Commodities Regulation. Amended Commodity Futures Trading Commission ('CFTC') Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of 'commodity pool operator' under the Commodity Exchange Act ('CEA') with respect to a fund, provided certain requirements are met. In order to permit the Investment Manager to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for 'bona fide hedging purposes,' as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Manager was unable to claim the exclusion with respect to the Fund, the Investment Manager would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Manager and the Fund to additional registration and regulatory requirements and increased operating expenses.

Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund's loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.

The Fund's short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Fund's ability to engage in short selling.

In addition, the Investment Manager may cause the Fund to take advantage of investment opportunities with respect to derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Investment Manager determines to make such an investment on behalf of the Fund.

Operational Risk. The Fund depends on the Investment Manager to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund's operations may cause the Fund to suffer financial losses, the disruption of its business, liability to third parties, regulatory intervention or damage to its reputation. The Fund depends on the Investment Manager to develop the appropriate systems and procedures to control operational risk. The Fund's business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund's ability to properly manage the portfolio. Generally, the Investment Manager will not be liable to the Fund for losses incurred due to the occurrence of any such errors.

The Fund is subject to the risk that its trading orders may not be executed in a timely and efficient manner due to various circumstances, including, without limitation, systems failure or human error. As a result, the Fund could be unable to achieve the market position selected by the Investment Manager or might incur a loss in liquidating its positions. Since some of the markets in which the Fund may effect transactions are over-the-counter or interdealer markets, the participants in such markets are typically not subject to credit evaluation or regulatory oversight comparable to that which members of exchange based markets are subject. The Fund is also exposed to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions, thereby causing the Fund to suffer a loss.

Intellectual Property Risk. Neither the Fund nor the Investment Manager own the IBAA name, but each may use it as part of its corporate name pursuant to a trademark license agreement with an affiliate of IBAA. Use of the name by other parties or the termination of the trademark license agreement may materially impact the Investment Manager or the Fund.

Terrorism Risk. Terrorist attacks, the anticipation of any such attacks, and the consequences of any military or other response by the United States and its allies may have an adverse impact on the global financial markets and the economy in general. The Investment Manager cannot predict the severity of the effect that any such future events would have on the global financial markets, the economy or our business. Any future terrorist attacks could adversely affect the credit quality of some of the Fund's investments. Some of the Fund's investments will be more susceptible to such adverse effects than others, particularly those secured by properties in major cities or properties that are prominent landmarks or public attractions. The Fund may suffer losses as a result of the adverse impact of any future terrorist attacks and these losses may adversely impact its results of operations.

OFAC and FCPA Considerations. Economic sanction laws in the United States and other jurisdictions may prohibit IBAA and IBAA's professionals from transacting with or in certain countries and with certain individuals and companies. In the United States, the U.S. Department of the Treasury's Office of Foreign Assets Control ('OFAC') administers and enforces laws, Executive Orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. The lists of OFAC prohibited countries, territories, persons and entities, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, can be found on the OFAC website at http://www.treas.gov/ofac. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. These types of sanctions may significantly restrict the Fund's investment activities in certain emerging market countries. In some countries, there is a greater acceptance than in the United States of government involvement in commercial activities, and of corruption. IBAA, the IBAA professionals and Fund are committed to complying with the U.S. Foreign Corrupt Practices Act ('FCPA') and other anticorruption laws, anti-bribery laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for investments to obtain or retain business.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the United Kingdom has recently significantly expanded the reach of its anti-bribery laws. While IBAA has developed and implemented policies and procedures designed to ensure strict compliance by IBAA and its personnel with the FCPA, such policies and procedures may not be effective in all instances to prevent violations. In addition, in spite of IBAA's policies and procedures, affiliates of portfolio companies, particularly in cases where the Fund or another IBAA sponsored fund or vehicle does not control such portfolio company, may engage in activities that could result in FCPA violations. Any determination that IBAA has violated the FCPA or other applicable anticorruption laws or anti-bribery laws could subject us to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation and a general loss of investor confidence, any one of which could adversely affect IBAA's business prospects and/or financial position, as well as the Fund and Fund's ability to achieve their investment objectives and/or conduct their operations.

Indemnification; Absence of Recourse. The Fund will be required to indemnify the Board of Directors, the Investment Manager, their affiliates, and each of their respective members, officers, directors, employees, shareholders, partners, and certain other persons who serve at the request of the Board of Directors or the Investment Manager on behalf of the Fund for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund would be payable from the assets of the Fund. It should be noted that the Board of Direcotrs may cause the Fund to purchase insurance for the Fund, the Board of Directors, the Investment Manager and their employees, agents and representatives.

Service Provider Risk. The Fund is dependent on third-party service providers in connection with their respective operations. To the extent such service providers fail effectively to satisfy their obligations to the Fund, there may be a material adverse impact on the Fund's operations. In addition, the Fund may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Fund would be payable from the assets of the Fund.

Tax Risks of Investing in the Fund. The Fund intends to qualify and be eligible to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to so qualify and be eligible for treatment as a RIC, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. (See 'Tax Considerations' below.) The Fund also currently expects that the Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund will so qualify and be eligible.

There can be no assurance that the Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund was to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that fund would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including any distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. In addition, that fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC. Disqualification as a RIC by the Fund could have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions. See 'Tax Considerations.'

The Fund's intention to qualify and be eligible for treatment as a RIC can limit their ability to acquire or continue to hold positions that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund's return to shareholders.


Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest.

IBAA Policies and Procedures. Specified policies and procedures implemented by IBAA to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across IBAA's various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities and may from time to time limit the Fund's ability to acquire and/or dispose of certain investments. Because IBAA has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, IBAA has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Investment Manager expects to utilize in relation to the Fund for purposes of finding attractive investments. For example, IBAA may come into possession of material non-public information with respect to companies in which its other businesses may be considering making an investment or companies that are IBAA advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those respective businesses and otherwise be unavailable to the Fund. In addition, to the extent that the IBAA Real Estate group is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Investment Manager, as part of the IBAA Real Estate group, generally also will be deemed to be in possession of such information or otherwise restricted. This could reduce the investment opportunities or limit sales available to the Fund, and adversely affect the investment flexibility of the Fund by precluding it from taking certain actions in light of being deemed to be in possession of any such material non-public information. Additionally, the terms of confidentiality or other agreements with or related to companies in which any IBAA fund has or has considered making an investment or which is otherwise an advisory client of IBAA may restrict or otherwise limit the ability of the Fund and its affiliates to make investments or limit sales, in or otherwise engage in businesses or activities competitive with such companies. IBAA may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Other IBAA Businesses and Activities. As part of its regular business, IBAA provides a broad range of investment banking, advisory and other services. In addition, IBAA and its affiliates may provide services in the future beyond those currently provided. Shareholders will not receive a benefit from fees generated in connection with any such services. IBAA may have relationships with, render services to or engage in transactions with, government agencies and/or issuers or owners of securities that are, or are eligible to be, Fund investment opportunities. As a result, employees of IBAA may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Fund's investments and performing the other obligations under the corporate charter. Those employees of IBAA will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

In the regular course of its investment banking and advisory businesses, IBAA represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to assets which may be suitable for investment by the Fund. In such a case, IBAA's client would typically require IBAA to act exclusively on its behalf, thereby precluding the Fund from acquiring such assets. IBAA will be under no obligation to decline any such engagements in order to make the investment opportunity available to the Fund. In connection with its advisory, investment banking and other businesses, IBAA may come into possession of information that limits its ability to engage in potential real estate-related transactions. The Fund's activities may be constrained as a result of IBAA's inability to use such information. Additionally, there may be circumstances in which one or more individuals associated with IBAA will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of IBAA. IBAA is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that IBAA may have or transactions or investments IBAA and its affiliates may make or have made.

Subject to certain limitations, the Fund may invest in securities of the same issuers as other investment vehicles, accounts and clients of IBAA and the Investment Manager. To the extent that the Fund holds interests that are different (or more senior) than those held by such other vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such vehicles, accounts and clients are in conflict with those of the Fund. Furthermore, it is possible the Fund's interest may be subordinated or otherwise adversely affected by virtue of such other vehicle's, account's or client's involvement and actions relating to its investment.

In addition, IBAA may represent creditors or debtors in connection with out of court debt restructurings or workouts and with proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. IBAA may serve as advisor to creditor or equity committees established pursuant to such proceedings. This involvement, for which IBAA typically is compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in or retain certain investments, and may require that the Fund dispose of an investment at an inopportune time.

IBAA employees, including employees of the Investment Manager, may invest in IBAA private equity funds, hedge funds or other real estate investment vehicles, including potential competitors of the Fund. Shareholders will not receive any benefit from any such investments.

In addition, other present and future activities of IBAA and its affiliates (including the Investment Manager) may also give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund's interests.

Fees for Services. IBAA may receive customary fees from portfolio companies as compensation for the arranging, underwriting, syndication or refinancing of an investment or other additional fees, including acquisition fees and fees for advisory services provided to companies in which the Fund has an interest. Shareholders will not receive the benefit of any such fees paid by portfolio companies.

The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an investment or other additional fees, including acquisition fees, loan servicing fees, special servicing and administrative fees, and fees for advisory or asset management services provided to issuers and/or third parties. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees (including fees from issuers) paid and/or borne by third parties in connection with the Fund's investment activities. For example, this may include fees associated with capital invested in connection with a joint venture in which the Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. Shareholders will not receive the benefit of any such fees other than as expressly set forth under 'Management of the Fund-Investment Manager-Management Agreement.' Such other fees may give rise to conflicts of interest in connection with the Master Fund's investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund.

For greater certainty, from time to time IBAA and/or the Fund may engage and retain strategic advisors, consultants and other similar professionals who are not employees or affiliates of IBAA and who may, from time to time, receive payments from, or other economic interests in, issuers. Any such advisors and/or consultants so retained may include persons engaged with respect to specific industries and/or sectors and which may be otherwise exclusive to IBAA. In the event the Fund engages or retains such strategic advisors, consultants or other similar professionals, such expenses will be treated as Fund expenses. In any event, such amounts will not be applied to offset the Management Fee payable by the Fund.

Other IBAA Funds and Vehicles; Allocation of Investment Opportunities. Through a variety of the other investment funds, vehicles and accounts its sponsored, closed, managed and/or acquired by affiliates of the Investment Manager, and any successor funds thereto (such other investment funds and investment vehicles, and when the context requires future investment funds formed by IBAA, the 'Other IBAA Funds'), IBAA currently invests and plans to continue to invest third party capital in a wide variety of real estate-related debt investment opportunities on a global basis. To the extent any Other IBAA Funds and/or any related vehicles, whether now in existence or subsequently established or acquired, have investment objectives or guidelines that overlap with those of the Fund, in whole or in part, investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Fund and such Other IBAA Funds on a basis that the Investment Manager determines to be 'fair and reasonable' in its sole discretion, subject to (i) any applicable investment limitations of the Fund and such Other IBAA Funds, (ii) the Fund and such Other IBAA Funds and/or related vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act). As a result, in certain circumstances, investment opportunities suitable for the Fund may not be presented to or pursued by the Fund, and may be allocated in whole or in part to any such Other IBAA Funds.

Investments in Which Other IBAA Funds Have a Different Principal
Investment. The Fund may also co-invest with Other IBAA Funds in investments that are suitable for both the Fund and such Other IBAA Funds, to the extent permitted by Section 17 of the 1940 Act. The Fund and the Other IBAA Funds may make investments at different levels of an issuer's capital structure. Other IBAA Funds may participate in a separate tranche of a financing with respect to an issuer in which the Fund has an interest or otherwise in different classes of such issuer's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) than those held by such Other IBAA Funds, the Investment Manager and its affiliates may be presented and/or may have no rights with decisions when the interests of the funds are in conflict. In addition, the Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other IBAA Funds. In that regard, to the extent the Fund makes or has an Investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other IBAA Fund has a debt or equity investment, or if an Other IBAA Fund, participates in a separate tranche of a fundraising with respect to an issuer, IBAA may have conflicting loyalties between its duties to the Fund and to other affiliates. In that regard, actions may be taken for the Other IBAA Funds that are adverse to the Fund. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Fund's investment will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. In addition, it is possible that in a bankruptcy proceeding the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other IBAA Funds' involvement and actions relating to its investment. In connection with negotiating senior loans and bank financings in respect of IBAA-sponsored transactions, IBAA may obtain the right to participate on its own behalf (or vehicles that it manages) in a portion of the financings with respect to such IBAA sponsored real estate-related transactions on an agreed-upon set of terms. IBAA does not believe that the foregoing arrangements have an effect on the overall terms and conditions negotiated with the arrangers of such loans. Because of the affiliation with IBAA, the Investment Manager may have a greater incentive to invest in IBAA-sponsored buyouts (as compared to real estate-related buyouts sponsored by other real estate firms or financial sponsors). Except to the extent of fees paid to the Investment Manager specifically relating to the Fund's commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other IBAA Fund also has an interest.

In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain of Other IBAA Funds. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by IBAA. However, the Fund may under certain circumstances purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain 'joint' transactions with certain of the Fund's affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Other Real Estate Vehicles; Allocation of Investments. IBAA reserves the right to raise, close, manage and/or acquire additional real estate investment funds or vehicles ('Other Real Estate Vehicles'), including separate accounts and other funds or vehicles, which may have investment objectives that overlap, in whole or in part, with that of the Fund. The closing of an Other Real Estate Vehicle could result in the reallocation of IBAA personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Fund may be directed toward such Other Real Estate Vehicle (in whole or in part). To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other IBAA Funds for purposes of the allocations of investments among the Fund and any Other IBAA Funds and, as a result, investors expressly acknowledge that the foregoing may result in investment opportunities that are otherwise appropriate for the Fund being allocated, in whole or in part, to the Other Real Estate Vehicles (on a basis that the Investment Manager and/or any such affiliates determine to be is 'fair and reasonable' in its sole discretion and otherwise consistent with the Investment Manager's trade allocation policies and procedures, as more fully described above).

Conflicting Fiduciary Duties to Other IBAA Funds and Vehicles. IBAA may structure an investment as a result of which one or more other IBAA vehicles are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Fund. In such circumstances, IBAA would owe a fiduciary duty to the Fund and such Other IBAA Funds
(as described more fully above under 'Investments in Which Other IBAA Funds Have a Different Principal Investment'). For example, if the Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which IBAA held a 'mezzanine' or equity interest, IBAA may, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to the Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

Independent Investment-Related Decisions. In addition, from time to time the Fund may own securities that are identical to, or otherwise relate to the same portfolio issuer as, one or more Other IBAA Funds or Other Real Estate Vehicles. In such circumstances the Investment Manager may have conflicting duties to the Fund and such Other IBAA Funds or Other Rea
Estate Vehicles and the investment and portfolio management decisions of the Fund will generally be made independently and without regard to the activities or positions of such Other IBAA Funds and/or Other Real Estate Vehicles, which may create circumstances where different actions or investment decisions are made or taken with respect to the Fund relative to such Other IBAA Funds or Other Real Estate Vehicles. For example, there may be circumstances where one or more such Other IBAA Funds or Other Real Estate Vehicles determines to dispose of an investment that is also held by the Fund but where the Fund continues to hold such investment or where one or more such Other IBAA Funds or Other Real Estate Vehicles elects to purchase investments with respect to which the Fund does not participate (or vice versa or where such funds may participate in the same investment at different times and/or on different terms).

Activities of Personnel. Certain of the personnel of the Investment Manager may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund and the management of the Fund's investment portfolio. Such individuals may have responsibilities with respect to Other IBAA Funds or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment funds, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Fund. The Other IBAA
Funds and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain personnel of the Investment Manager may have a greater financial interest in the performance of such Other IBAA Funds accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Such personnel will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund and such other IBAA Funds.

Service Providers. Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Fund, IBAA and/or certain issuers may also provide goods or services to or have business, personal, financial or other relationships with IBAA. Such advisors and service providers may be investors in the Fund, affiliates of the Investment Manager, sources of investment opportunities or co-investors or commercial counterparties. These relationships may influence the Investment Manager in deciding whether to select or recommend such a service provider to perform services for the Fund or an issuer (the cost of which will generally be borne directly or indirectly by the Fund or such issuer, as applicable). Notwithstanding the foregoing, transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider's provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Fund. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to IBAA, the Investment Manager or their affiliates as compared to services provided to the Fund and its issuers, which in certain circumstances may result in more favorable rates or arrangements than those payable by the Fund or such issuers.

Trading by IBAA Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and IBAA policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other IBAA Funds may invest in securities of publicly traded companies which are actual or potential companies in which the Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other IBAA Funds.

Diverse Shareholder Group. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager that may participate in the same investments as the Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles may relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments and such other partnerships. As a consequence, conflicts of interest may arise in connection with decisions made by the Investment Manager, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders' individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Fund, the Fund and the Investment Manager will consider the investment and tax objectives of the Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager) as a whole, not the investment, tax or other objectives of any shareholders individually.

Additional Potential Conflicts. The officers, directors, members, managers and employees of the Fund and the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by IBAA.


Management of the Fund

Board of Directors

The Fund has a Board of Directors, currently consisting of an initial director, which supervises the conduct of the Fund's affairs. A majority of the Board of Directors will be comprised of persons who are not 'interested persons' (as defined in the 1940 Act) of the Fund. Each of the Director has substantial experience in issues relating to investment companies such as the Fund. The Fund's Directors and officers are subject to removal or replacement in accordance with California law and the Fund's Articles of Incorporation. The initial Directors serving on the Board of Directors will be elected by the organizational shareholder of the Fund..

Investment Manager

Overview

IBAA., is the Fund's investment manager. The Investment Manager is a leading global investment manager and provider of financial advisory services. The alternative asset management business includes the management of private equity funds, real estate funds, real estate investment trusts, funds of hedge funds, credit-focused funds, CLOs, CDOs, separately managed accounts and registered investment companies. IBAA also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services. Through its different investment businesses, as of June 30, 2017, IBAA has total assets under management
of approximately [     ], including approximately [     ] in real
estate funds or vehicles (including approximately [     ] real
estate-related debt funds or vehicles). The Investment Manager is newly formed and has no history of operations.

Investment Process

The following is a brief summary of certain key aspects of the in estment process the Investment Manager utilizes on behalf of the Fund.

- Fundamental Analysis: The Investment Manager utilizes an asset-by-asset valuation approach to evaluate potential investments with a focus on underlying cash flow projections, replacement costs and market-by-market supply/demand trends.

- Opportunistic Value-Orientation Philosophy: The Investment Manager opportunistically allocates capital to various real estate estate-related debt investments in different geographical areas (America, Asia, Middle East and Europe) and various positions in the debt capital structure that provide the most attractive risk-adjusted returns at various points in the respective real estate cycle.

- Disciplined Investment Approach: The Investment Manager employs conservative underwriting and rigorous due diligence with respect to each investment while carefully assessing the impact of certain potential downside scenarios.

- Preference for Institutional Quality Markets and Assets: The Investment Manager concentrates on identifying mispriced investments relating to debt investments collateralized by institutional-quality properties in well-located, supply-constrained markets that suffer from temporary or correctable flaws in their tenancy, physical attributes, capital structures and market position.

- Concentrated, Long-term Investment Approach: The Investment Manager utilizes extensive market research, operating knowledge and underwriting capabilities to take concentrated positions in selective investments that generally are not based on near-term market fluctuations, but rather on the long-term prospects of the underlyin real estate value.

- Focus on Operations: The Investment Manager utilizes the knowledge, relationships and expertise of the existing operating team of IBAA's real estate group to evaluate the sponsorship of potential Fund investments.

- Use of Leverage: The Investment Manager actively manages the capital structure of each of the Fund's investments, while adhering to a policy of leverage with maximum flexibility.

- Long-term Positive Outlook for Highly Marketable Commodities and Real
  Estate: While the Fund may establish short positions, the Fund's portfolio generally will have a long bias, as the Investment Manager currently believes in the long-term macroeconomic conditions that underpin highly marketable commodities and real estate values.

- Analysis of Market Cycles: The Investment Manager engages in continuous analysis of the highly marketable commodities and real estate markets and underlying business fundamentals, as well as the investment environment surrounding each opportunity. Given the cyclical nature of the real estate business, the timing of the investment, and its disposition, prove to be crucial factors in the ultimate success of a transaction.

Management Agreement

The Fund will pay the Investment Manager an aggregate fixed management fee (the 'Management Fee'), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee will accrue monthly at an annual rate of 1.50% of the Fund's net asset value at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Fund shares or any distributions by the Fund. The Management Fee will reduce the net asset value of the Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. The Investment Manager will charge a pro rata portion of the Management Fee in the event of contributions or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund's Investment Management Agreement with the Investment Manager are substantially the same as the terms of the Master Fund's investment management agreement with the Investment Manager, except that pursuant to the Fund's Investment Management Agreement, no investment management fee is payable by the Fund under its Investment Management Agreement with respect to any period during which the only investment security held by the Fund is that of another registered investment company. For purposes of the Investment Management Agreement, the term 'investment security' has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to be the Master Fund as part of a master-feeder arrangement, shareholders will incur a single fee for investment management services provided by the Investment Manager to the Fund. A discussion regarding the basis for the Board of Directors approval of the Fund's Investment Management Agreement with the Investment Manager will be available in the Fund's regular annual report.

The Investment Management Agreements between the Investment Manager and each of the Fund provide that the Investment Manager shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misconduct, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and

The following individuals at the Investment Manager have primary responsibility for the day-to-day management of the Fund's portfolio.

For more information about portfolio manager compensation, other accounts they manage and their ownership of securities in the Fund, please refer to the SAI.

Incentive Fee

The Fund pays the Investment Manager a performance-based Incentive
Fee promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Fund's Net Capital Appreciation for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carry-forward account, without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, 'Net Capital Appreciation' means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Fund's net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount' of Shares of the Fund repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense and sales load (or other similar sales load for that Fiscal Period), and (y) the sum of (i) the value of the Fund's net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund) and (ii) the amount of any subscriptions to the Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager's sole discretion, as appropriate reserves for such expenses.

'Fiscal Period' means each twelve-month period ending on the Fund'
 fiscal year-end, provided that whenever the Fund conducts a share repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. Upon termination of the advisory agreement, the Fund will pay the Incentive Fee to the Investment Manager as if the date of effectiveness of such termination is the end of the Fund's fiscal year. In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Investment Manager for such Fiscal Period. Since following the one year anniversary of the commencement of investment operations the Fund expects to conduct repurchase offers each fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Investment Manager) up to four times each fiscal year. For purposes of determining the Fund's Net Capital Appreciation, the Incentive Fee is calculated and accrued monthly as an expense of the Fund (as if each month is the end of the Fund's fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carry-forward account. The loss carry-forward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any Net Capital Depreciation (as defined below) of the Fund for that Fiscal Period and will be debited with the amount of any Net Capital Appreciation of the Fund for that Fiscal Period, as applicable. This is sometimes known as a 'high water mark.' See 'Summary of Fees and Expenses.'

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See 'Risk Factors-Incentive Fee Risk.') In addition, although the aggregate fees payable by the Fund to the Investment Manager are similar to those of private investment funds, they are higher than those paid by most registered investment companies.

'Net Capital Depreciation' means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Fund's net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period) increased by the dollar amount of Shares of the Fund repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and (ii) the amount of any dividends, distributions or withdrawals during that Fiscal Period (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period) and (y) the sum of (i) the value of the Fund's net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period), (ii) the Management Fee expense and sales load (or other similar sales load) for that Fiscal Period, and (iii) the amount of any subscriptions to the Fund during that Fiscal Period. All calculations of Net Capital Depreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager's sole discretion, as appropriate reserves for such expenses.

Expense Limitation Undertaking

The Investment Manager has voluntarily entered into an 'Expense Limitation and Reimbursement Agreement' with the Fund to limit the amount of the Fund's Specified Expenses (as described below and including the Fund's pro rata share of the Fund's Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund's net assets (the 'Expense Cap') (computed and applied on a monthly basis). 'Specified Expenses' is defined to include all expenses incurred in the business of the Fund with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Service Fee,
(iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Fund for any month exceed the expense cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Investment Manager may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after the Investment Manager upon appropriate notice to the Fund. This arrangement cannot be terminated prior to [ ] without the Board's consent.

The Fund has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three-year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Fund are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from shareholders and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the shareholders. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund

The Administrator

Each of the Fund has appointed [ ] (the 'Administrator') to serve as its administrator pursuant to an administration agreements between the Fund and the Administrator and a separate administration agreement between the Master Fund and the Administrator (each, an 'Administration Agreement')
 Under the Administration Agreements, the Administrator performs certain general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreements, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund or any other agent of the Fund), be liable to the Fund or to any Fund shareholder for any act or omission, in the course of, or in connection with, the providing of services to the Fund or for any loss or damage which the Fund may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreements.

Each of the Fund will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys' fees and other expenses of every nature and character (collectively, 'Liabilities') arising out of or in any way relating to the Administrator's performance of its obligations and duties under the applicable Administration Agreement
(or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator's (or such affiliates') gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Fund (as applicable) or any other agent of the Fund (as applicable)).

Each Administration Agreement may be terminated by either party upon 90 days prior written notice. The Administrator is a third party service provider to the Fund and is not responsible for the preparation of this prospectus.

The Distributor

The Distributor, [     ], serves as the principal underwriter of the
Fund.
Pursuant to the distribution agreement (the 'Distribution Agreement'), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

The Fund pays the Distributor a Distribution and Service Fee at an annualized rate of 0.75% of the average net assets of the Fund. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Fund.

Custodian and Escrow Agent

Wells Fargo Bank, N.A. serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. sub-custodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Directors. Assets of the Fund are not held by Custodian or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, sub-custodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is 17799 E. Colima Road, City of Industry, CA 91748.

The Administrator serves as escrow agent (the 'Escrow Agent') with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund.

Transfer Agent

Signature Stock Transfer, Inc. serves as the transfer agent for the Fund (the 'Transfer Agent'). The Transfer Agent's principal business address is 14673 Midway Road, Suite 220, Addison, TX 75001.



Independent Registered Public Accounting Firm

The Board has selected Pablo Malana, an accountancy corporation, as the Independent Registered Public Accounting Firm of the Fund. Pablo Malana's principal business address is 18012 S. Pioneer Blvd.,
Suite E, Artesia, CA 90701.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Fund by Antonio Contreras, Esq., whose address is 11780 Central Avenue, Chino, California 91710. The Fund may rely as to certain matters of California law on the opinion of Antonio Contreras.


Subscription for Shares

The Offering

Shares are being offered during an initial offering period that is
scheduled to terminate on or about [     ] [  ], 2017 or such earlier
or later date as the Board may determine. Shares will be offered during the initial offering period at the offering price (which is $30 per Share) plus any applicable sales loads. The Fund will not commence investment operations until the termination of the initial offering period. Consult with your selling agent to determine if the initial offering period has terminated. Subsequent to the initial offering, Shares are expected to be offered on a continuous basis at their net asset value per share plus any applicable sales loads and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. During any continuous offering, Shares may be purchased only from selected broker-dealers or through the Distributor. Any continuous offering, if commenced, may be discontinued at any time. The Board will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

Shares are being offered only to 'Eligible Shareholders' as defined below. The minimum initial investment in the Fund by an investor is $50,000. Subsequent investment must be at least $10,000. These minimums may be waived by the Fund or the Investment Manager from time to time for certain investors.

The full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the effective date of the Share purchase, including the Fund's initial closing. Shares purchased after the initial offering period will be issued at net asset value as of the effective date of the Share purchase. Notice of each Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven Business Days after the Fund's net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares generally will be available within five Business Days after the effective date of the Share purchase; at that time the number of Shares based on that net asset value and each shareholder's subscription amount will be determined and credited to the shareholder's account.

Subscriptions for Shares will not be accepted until the Fund's registration statement to which this Prospectus relates is declared effective. Pending investment in the Fund, the proceeds of the initial offering, as well as of any subsequent continuous offering, will be deposited in an escrow account maintained by the Escrow Agent, as escrow agent for benefit of shareholders. Shareholders will not earn interest with respect to funds held in the escrow account. The Fund's general policy is that the full subscription amount must be received by the Distributor no later than three Business Days before the effective date of the Share purchase, including the Fund's initial closing. If a closing does not occur, the subscription amount will be returned to the investor.

Each prospective shareholder must complete the subscription documents, in which the prospective shareholder must certify, among other things, that he or she is an 'Eligible Investor' and meets other requirements for investment. In order for a subscription to be accepted, the Distributor must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued.

Eligible Shareholders

Each prospective shareholder in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of a 'qualified client' as defined in Rule 2053(d)(1) under the Advisers Act. Shareholders who are 'qualified clients' are referred to in this Prospectus as 'Eligible Shareholders.' An individual will generally be considered a Qualified Investor if (i) immediately prior to their subscription they have at least $1 million under the management of the Investment Manager (as defined below) or (ii) immediately prior to their subscription have at least $2 million in net worth. Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Shareholders at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any selling agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such selling agent.

Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective shareholder may lose some or all of his or her investment. Before making an investment decision, a prospective shareholder should consider, among other things: (1) the suitability of the investment with respect to such prospective shareholder's investment objectives and personal situation; and (2) other factors, including such investor's personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective shareholders should be aware of how the Fund's investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.



Distribution Arrangements

The Distributor acts as the distributor of Shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. Shares may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker-dealer any Shares that have not been placed with shareholders that meet all applicable requirements to invest in the Fund.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. There is no minimum number of Shares (by all shareholders in aggregate) required to be purchased in the initial offering or any subsequent offering. The Distributor does not intend to make a market in the Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Shares are sold subject to a maximum sales load of 3.00%. The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (referred to as 'selling agents') that have entered into selling agreements with the Distributor. The Distributor may re-allow the full amount of the sales load to the brokers or dealers that act as selling agents for the Fund. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.

Pursuant to its Distribution and Service Plan, the Fund pays the Distributor a Distribution and Service Fee at an annualized rate of 0.75% of the average net assets of the Fund. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Fund.

The Investment Manager and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Fund, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of shareholder accounts. The level of such payments may be substantial and may be different for different selling agents. These payments may create incentives on the part of a selling agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority ('FINRA') so that the ongoing payments of the Distribution and Service Fee made by the Fund are governed by FINRA Rule 2830. This is the FINRA rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies. Pursuant to this granted exemption and in accordance with Rule 2830, payment of the Distribution and Service Fee could continue for an extended period of time (including, in either case, during the entire life of the Fund). In addition, the aggregate amount of the Distribution and Service Fee paid by the Fund and indirectly borne by long-term shareholders over time ultimately could exceed the maximum front-end sales charge permitted by FINRA. The Distributor intends to comply with FINRA Rule 2830 in connection with the distribution of the Shares.

Because the Fund currently intends to voluntarily adhere to Rule 12b1 under the 1940 Act as if the Fund was a registered open-end investment company, the Fund has adopted and implements its Distribution and Service Plan in the manner required by such Rule. By adopting the Distribution and Service Plan in accordance with Rule 12b1, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the payments are characterized as such. In conformity with Rule 12b1, when the Distribution and Service Plan was adopted the Directors, including the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Fund and its shareholders. In further conformity with Rule 12b1, the Distribution and Service Plan contains the following provisions, among others:
(i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose and (iv) any amendment to increase materially the costs which the Shares may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding Shares and by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, or by a vote of the holders of a majority of the outstanding Shares.



Determination of Net Asset Value

The net asset value of each of the Fund will be equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. Because the Fund is the Master Fund, the value of the Fund's assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund's portfolio. The net asset value of the Fund and the net asset value per share of the Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund.

The Fund's investments for which market quotations are readily available are generally valued based on market value. Market values for domestic and foreign securities are normally determined on the basis of valuations provided independent pricing services. Prices obtained from independent pricing services use various observable inputs, including, but not limited to, information provided by broker-dealers, pricing formulas, such as dividend discount models, option valuation formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and discounted cash flow models that might be applicable. If a market valuation for a security or loan is unavailable or deemed to be an unreliable indicator of current market value, the Investment Manager may seek to obtain a broker quote from an external data vendor, directly from broker-dealers or fair value.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before the Administrator calculates the Fund's NAV, the Fund may, in accordance with procedures adopted by the Board of Directors, attempt to assign a value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Investment Manager's use of fair value pricing is intended to result in calculation of a NAV that fairly reflects security values as of the time of pricing, the Investment Manager cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.



Transfer of Shares

Shares of the Fund are to be traded on the New York Stock exchange. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a 'Transfer'), except
(i) by operation of law resulting from a shareholder's death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the Board or the Investment Manager (as applicable), which consent may be withheld in its sole discretion and shall not be subject to challenge by any potential assignor or assignee. The Board may, in its discretion, delegate to the Investment Manager its authority to consent to transfers of Shares. Unless waived by the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of a shareholder or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the corporate charter and (iii) to tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder's equity owners in certain circumstances, at the time of purchase meets the standard for a 'qualified investor' as defined in Regulation D under the Securities Act. If a shareholder Transfers its Shares with the approval of the Board or the Investment Manager (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a shareholder. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the fund in connection with such transfer.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, each other shareholder and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the 'Plan'), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) will be automatically reinvested by the Fund in additional Shares of the Fund. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

After the Fund declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at their then net asset value as of the dividend date. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund's NAV is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder's name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. See 'Tax Considerations.'



Description of Shares

Common Shares

The Fund is a corporation organized under the laws of California pursuant to the articles of Incorporation dated as of June 14, 2016. The Fund is authorized to issue an unlimited number of Shares. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of the Shares will not be entitled to receive any distributions from the Fund unless all accrued interest, fees and distributions, if any, with respect to the Fund's leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See '-Preferred Shares' below. All Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semiannual reports, including financial statements, when available, to all holders of its Shares.

Any additional offerings of shares will require approval by the Fund's Board of Directors. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing holders of the Shares or with the consent of a majority of the Fund's outstanding voting securities.

The Fund's net asset value will be reduced immediately following the offering of the Shares by the amount of the sales load and the amount of the organizational costs and offering expenses paid by the Fund. See 'Summary of Fund Expenses.'

The Shares are designed primarily for long-term investors and you should not purchase the Shares if you intend to sell them soon after purchase.

Preferred Shares

The Fund's Articles of Incorporation provides that the Board of Directors of the Fund may authorize and issue Preferred Shares, with rights as determined by the Board of Directors, without the approval of the holders of the Shares. Holders of the Shares have no preemptive right to purchase any Preferred Shares that might be issued.

While the Fund does not anticipate doing so, it may issue Preferred Shares. The use of leverage can create risks. The Board of Directors reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's total assets, less liabilities and indebtedness of the Fund. We cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including distribution rate, liquidation preference and redemption provisions restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears will be determined by the Board of Directors, subject to applicable law and the Articles of Incorporation. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of the Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the directors of the Fund at any time two years' distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See 'Certain Provisions in the Declaration of Trust.' As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The
Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of the Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of the Shares as a single class.

The terms of any Preferred Shares issued by the Fund are expected to provide that the affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share; (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Shares, while any resale of such Preferred Shares by the Fund will increase that leverage. The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund's Articles of Incorporation. The Board of Directors, without the approval of the holders of the Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.



CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

The Fund's Articles of Incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. If the Board of Directors consists of at least three members, then at the first annual meeting, the Directors will be elected and divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office for cause only, and not without cause, and only by the ction of a majority of the remaining directors followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective director.

The Articles of Incorporation grants special approval rights with respect to certain matters to members of the Board of Directors who qualify as 'Continuing Directors,' which term means Directors who either (i) have been members of the Board of Directors for a period of at least thirty-six months (or since [ ], if less than thirty-six months) or (ii) were nominated to serve as members of the Board of Directors by a majority of the Continuing Directors then members of the Board of Directors.

The Articles of Incorporation requires the affirmative vote or consent of at least seventy-five percent (75%) of the Directors and holders of at least seventy-five percent (75%) of the Fund's shares (including common and Preferred Shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Fund of the Fund's shares (except as may be pursuant to a public offering, the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Directors and seventy-five percent (75%) of the Continuing Directors (in which case no shareholder authorization would be required by the Articles of Incorporation, but may be required in certain cases under the 1940 Act). The Articles of Incorporation also requires the affirmative vote or consent of holders of a majority of the Directors and of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Articles of Incorporation provides that the Fund may dissolve upon the vote of a majority of the directors and two-thirds of the Fund's shares. See 'Risks-Anti-Takeover Provisions.'

The directors may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Articles of Incorporation and By-laws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Articles of Incorporation, which will be on file with the SEC.

The Articles of incorporation provides that shareholders will have the same limitation of personal liability extended to stockholders of private, for profit corporations incorporated under the California General Corporation Law.

For the purposes of calculating 'a majority of the outstanding voting securities' under the Articles of Incorporation, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Articles of Incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Directors has determined that provisions with respect to the Board of Directors and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under California law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Articles of Incorporation, which is on file with the SEC.

In addition, the default fiduciary duties of the Board of Directors may be modified as set forth in the Articles of Incorporation of the Fund.


Portfolio Transactions

Portfolio transactions are allocated to brokers by each portfolio manager. Portfolio managers have authority to, and may, select brokers in consideration of such brokers' provision or payment of the costs of property and services which are generally of benefit to clients of the portfolio managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. Portfolio managers may use 'soft dollars' generated on transactions outside of the safe harbor of
Section 28(e) of the Securities Exchange Act of 1934 (the 'Exchange Act') to obtain non-research products and services.

In view of the fact that the investment program of certain of the portfolio managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds.

Tax Considerations

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company (a 'RIC') under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a 'Qualified Publicly Traded Partnership'); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or
(III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as 'qualified dividend income' in the case of individual and other non-corporate shareholders and
(ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to shareholders by the Fund of ordinary income (including 'market discount' realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of 'qualified dividend income,' generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as 'capital gain dividends' will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares of the Fund pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Shares with a fair market value equal to or greater than net asset value, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the shareholder's account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to shareholders. A holder's gain or loss generally will be a long-term capital gain or loss if the Shares have been held for more than one year. In addition, no loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold from all distributions payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are 'interest-related dividends' or 'short-term capital gain dividends' will generally be exempt from such withholding for taxable years beginning before January 1, 2014, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. There can be no assurance as to whether or not this exemption will be extended to taxable years beginning after December 31, 2013. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

Very generally, special tax rules would apply if the Fund holds
'United States real property interests' ('USRPIs') (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund's USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S.
 tax withholding from certain distributions to non-U.S. shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions-and, in certain cases, gain realized on sale of Shares-at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

If a shareholder does not provide the Fund with its correct taxpayer identification number and any required certifications, such shareholde may be subject to backup withholding on its taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. shareholders.

Under legislation enacted in 2010 and administrative guidance, a 30% United States federal withholding tax may apply to any dividends paid after June 30, 2014, and the gross proceeds from a disposition of our Shares occurring after December 31, 2016, in each case paid to (i) a 'foreign financial institution' (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States 'account' holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or nonfinancial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. You should consult your own tax advisor regarding this legislation and whether it may be relevant to your ownership and disposition of our Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose 'functional currency' is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a 'straddle,' 'hedge' or as part of a 'constructive sale' for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.


Certain ERISA Considerations

The following is a summary of certain considerations associated with the purchase of Shares by employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), plans, individual retirement accounts and other arrangements that are subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the 'Code'), and entities whose underlying assets are considered to include 'plan assets' of any such plan, account or arrangement (each, an 'ERISA Plan').

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of an ERISA plan and prohibit certain transactions involving the assets of an ERISA Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such an ERISA Plan or the management or disposition of the assets of such an ERISA Plan, or who renders investment advice for a fee or other compensation to such an ERISA Plan, is generally considered to be a fiduciary of the ERISA Plan.

In considering an investment in the Shares of a portion of the assets of any ERISA Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the ERISA Plan and the applicable provisions of ERISA or the Code or relating to a fiduciary's duties to the ERISA Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA and the Code.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans from engaging in specified transactions involving plan assets with persons or entities who are 'parties in interest,' within the meaning of ERISA, or 'disqualified persons,' within the meaning of Section
4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the ERISA Plan that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include 'plan assets,' as described below, the acquisition and/or holding of the Shares by an ERISA Plan with respect to which the Fund or the Investment Manager is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption, of which there are many.

Plan Asset Issues

ERISA and the regulations (the 'Plan Asset Regulations') promulgated under ERISA by the U.S. Department of Labor generally provide that when an ERISA Plan acquires an equity interest in an entity that is neither a 'publicly-offered security' nor a security issued by an investment company registered under the 1940 Act, the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by 'benefit plan investors' as defined in Section 3(42) of ERISA or that the entity is an 'operating company,' as defined in the Plan Asset Regulations.

In this regard each of the Fund is an investment company registered under the 1940 Act, and as such, the underlying assets of the Fund should not be considered to be 'plan assets' for purposes of the fiduciary responsibility or prohibited transaction rules under Title
I of ERISA or Section 4975 of the Code and the Investment Manager will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such shareholder solely as a result of its investment in the Fund.

Prospective investors should consult their own advisors to determine the suitability of Shares as an investment for, or with the assets of, an ERISA Plan.

The foregoing discussion is general in nature and is not intended to be all-inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing the Shares on behalf of, or with the assets of, any ERISA Plan, consult with their counsel regarding the potential applicability of ERISA or Section 4975 of the Code to such investment and whether an exemption would be applicable to the purchase of the Shares.



Fiscal Year and Tax Year

The Fund's fiscal year will end on December 31. The Fund anticipates sending to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund's tax year will end on December 31. After the end of each tax year of the Fund, each shareholder will receive a Form 1099 reporting income or gain.



Table of Contents of the SAI

Page
Fundamental Investment Policies 				           x
Investment Objective and Techniques  				           x
Management 							          xx
Codes of Ethics 						          xx
Control Persons and Principal Holders of Securities 		          xx
Investment Management and Other Services 			          xx
The Investment Manager 						          xx
Administrator 							          xx
Custodian 							          xx
Independent Registered Public Accounting Firm 			          xx
Legal Counsel 							          xx
Proxy Voting Policies and Procedures 				          xx
Brokerage Allocation and Other Practices 			          xx
Taxes 								          xx

Appendix A - Proxy Voting Policies and Procedures 		         Ax
Appendix B - Description of S&P, Moody's and Fitch Ratings 	         Bx


APPENDIX A
SUPPLEMENTAL PERFORMANCE INFORMATION OF SIMILAR FUNDS

IBAA FUND (THE 'FUND') IS NEWLY ORGANIZED AND HAVE NO PERFORMANCE RECORDS OF ITS OWN. THE PERFORMANCE INFORMATION PRESENTED BELOW IS PRO-FORMA INFORMATION ONLY. IT IS NOT THE PERFORMANCE RECORD OF THE FUND AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE. PAST RETURNS ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

This supplemental performance information is provided to illustrate pro-forma performance of two substantially similar funds (the 'Other Funds'); it does not represent the performance of the Fund. We have stated below the average annual total return information over the one, three- and five-year periods ended June 30, 2022 for these Other Funds, which represents all substantially similar funds to be managed by the IBAA team. See below for a description of another fund that from time to time may have a portfolio with substantial overlap with that of the Fund. The average annual total return of these Other Funds is presented as a composite that represents an average of the total returns of each fee-paying share class of each Other Fund, calculated by asset weighting individual share class Other Fund returns, using beginning of month values. Quarterly, annual and annualized returns are calculated by geometrically linking the monthly returns. The other Fund's returns are typically included in the composite following one full calendar month of operation. The returns of share classes of these Other Funds that do not pay any fees have been excluded from the composite; the returns of fee-paying share classes of these Other Funds are shown net of the actual fees and expenses incurred by the Other Fund. The fees and expenses of the Fund may be higher than those of the Other Funds' share classes reflected in the composite; had the Other Funds' performance records reflected the fees and expenses of the Fund, the Other Funds' performance may have been lower. Returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The Other Funds are not registered under the Investment Company Act of 1940, as amended (the '1940 Act'), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Other Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund and the Other Funds have substantially similar investment programs, the Fund will not necessarily make the same investments as the Other Funds, so that the investment performance of the Fund and the Other Funds can differ.

Total Cumulative Returns

Other Funds
1 Year
3 Year
5 Year

Gross
          18.8%
48.8%
      107.6%

Net
14.6%
      34.3%
      74.7%

Note: 5 Year Total Return is as of assumed inception in August 2017

Calendar Year Returns

Other Funds
2017
  2018
2019
   2020
   2021
2022

Gross
      8.2%
  27.8%
23.5%
4.7%
   23.1%
6.0%

Net
        8.7%
  21.3%
  17.9%
2.4%
1  7.9%
4.6%



Historical Statistics

Other Funds
Gross
     Net

Annualized Performance
16.0%
     12.0%

Standard Deviation
          7.5%
6.8%

Sharpe Ratio
                1.92
1.53

Maximum Drawdown
10.3%
     10.8%

Note: The Sharpe Ratio uses the 90-Day US T-Bill as a reference for the risk free rate.


2017
 JAN
FEB
MAR
 APR
MAY JUNE
JULY
AUG
SEPT
OCT
NOV
DEC
YTD
ITD
Gross






3.7%
0.0%
1.2%
2.6%
1.3%
-2.9
6.0%
107.6%

Net






                           3.1%
 0.1%
 1.0%
2.2%
1.1%
-2.6
 4.6%
74.7%


2018
   JAN
FEB
  MAR
APR
MAY
JUNE JULY
 AUG
SEPT
OCT
 NOV
DEC
  YTD
ITD

Gross
  3.3%
2.6%
 2.4%
0.5%
0.9%
1.5%
2.7%
1.8%
2.5%
 2.0%
 0.9%
1.7%
 23.1%
95.9%

Net
    2.7%
2.1%
2.0%
 0.3%
 0.8%
 1.1%
2.1%
1.4%
2.0%
 1.6%
0.7%
 1.4%
17.9%
 67.1%

Fiscal 6/30 12/31
12.1%
 9.5%


2019
JAN
  FEB
  MAR
  APR
MAY
  JUNE
JULY
 AUG
  SEPT
OCT
NOV
DEC
  YTD
ITD

Gross
2.4%
2.9%
0.2%
1.6%
1.6%
 1.7%
0.1%
2.7%
1.3%
1.2%
1.5%
1.0%
 4.7%
59.2%

Net
1.9%
2.3%
0.0%
1.2%
0.5%
1.4%
0.0%
2.8%
 1.4%
1.0%
1.3%
0.9%
 2.4%
41.7%



2020
 JAN
 FEB
MAR
APR
MAY
  JUNE
JULY
AUG
  SEPT
OCT
NOV
DEC
YTD
ITD
Gross
2.4%
3.0%
3.3%
3.6%
 0.7%
1.2%
1.9%
 2.3%
 1.2%
1.9%
0.7%
 0.7%
23.5%
52.0%

Net
1.9%
2.4%
 2.6%
2.9%
0.4%
 1.0%
1.5%
 1.5%
0.9%
 1.4%
0.4%
0.5%
17.9%
 38.4%

Fiscal 6/30 12/31
8.9%
6.4%


2021
  JAN
  FEB
MAR
  APR
MAY
  JUNE
JULY
AUG
  SEPT
OCT
NOV
  DEC
YTD
ITD

Gross
 2.6%
 0.3%
4.5%
5.9%
3.2%
 0.8%
4.5%
2.0%
4.0%
 3.8%
0.5%
2.2%
27.8%
 23.4%

Net
2.5%
 0.2%
4.6%
 5.6%







 2.4% 0.6% 3.5% 1.5% 3.1% 3.0% 0.3% 1.7% 21.3% 17.6%

2022
AUG
 SEP
  OCT
  NOV
DEC
YTD

Gross
0.2%
 0.3%
0.1% -
2.2%
 -6.7%
-8.2%

Net
0.1%
 0.2%
0.0% -
2.3%
 -6.8%
 -8.7%


Maximum Drawdown: Reflects the maximum amount that a fund has lost from its peak. A fund is said to be 'underwater' when the net asset value
(NAV) is less than peak NAV. A peak occurs when the NAV reaches a new high and a drawdown ends when the NAV stops declining (reaches a trough). The size of a drawdown is one indication of an investment's financial risk and is usually quoted as a percentage of performance between NAV peak and trough.

Sharpe Ratio: Measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The higher a Sharpe ratio, the less risk is taken per unit return. The Sharpe ratio formula is the (investment return less the risk free return) divided by the standard deviation of the investment.

Standard Deviation: Standard deviation is a measure of volatility, or how far returns stray from the mean. It is a historical measure of the variability of return earned by an investment. The higher the standard deviation, the larger the variance of returns and the greater the financial risk. Low volatility means the returns are tightly clustered around the mean return and higher volatility means the returns are dispersed at greater distances from the mean. In addition, the IBAA team also manages other funds which may, from time to time, have substantial portfolio overlap with the Fund.


The information in this preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED , 2017
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION


[      ], 2017

IBAA Fund

250 N G Street, Suite 202
San Bernardino, California 92410
714-687-6870

The prospectus of IBAA Fund (the 'Fund'), dated [ ], 2017 (the 'Prospectus'), provides the basic information investors should know before investing. This Statement of Additional Information ('SAI'), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting
[      ] at [      ]. Capitalized terms not otherwise defined in
this SAI have meanings accorded to them in the Fund's Prospectus.


Table of Contents

Page
Fundamental Investment Restrictions 			              x
Investment Objective and Techniques 			              x
Management 						             xx
Codes of Ethics 					             xx
Control Persons and Principal Holders of Securities	             xx
Investment Management and Other Services 		             xx
The Investment Manager 					             xx
Administrator 						             xx
Custodian 						             xx
Independent Registered Public Accounting Firm 		             xx
Legal Counsel 						             xx
Proxy Voting Policies and Procedures 			             xx
Brokerage Allocation and Other Practices 		             xx
Taxes 							             xx

Appendix A-Proxy Voting Policies and Procedures 		     Ax
Appendix B-Description of S&P, Moody's and Fitch Ratings 	     Bx


FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions of an IBAA Master Fund (the 'Master Fund') are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Master Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the common shares of the Master Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting and (b) more than 50% of outstanding shares of the Master Fund. As a matter of fundamental policy the Master Fund:

(1) Will concentrate its investments in the asset financing industry, which may include bank notes, gold, oil, natural gas, real estate-related (CMBS, REITs, REIT-like structures, loans and other instruments that are secured by or otherwise have exposure to, real estate) and other highly marketable commodities ;

(2) May not borrow money, except as permitted by (a) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (b) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) May not issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) borrowings permitted by investment restriction (2) above;

(4) May not purchase securities on margin (but the Master Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(5) May not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

(6) May make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(7) May not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate; provided that the Master Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

(8) May not purchase or sell commodities, except that the Master Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

The Master Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Master Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

With respect to the non-fundamental policy set forth in (1) above that under normal market conditions, the Master Fund will invest at least 80% of the Master Fund's Managed Assets (as defined below) in liquid investments in public and private bank notes, highly marketable commodities, real estate debt, including, but not limited to CMBS, mortgages, loans, mezzanine and other forms of debt, although that policy may be changed by the Board of Directors without shareholder approval, shareholders will receive at least 60 days prior notice of any change in that policy.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a minimum or maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding credit quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Master Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by an NRSRO (or as determined by the Investment Manager if the security is not rated by an NRSRO) will not compel the Master Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Master Fund must always be in compliance with the borrowing policies set forth above once the Master Fund has been deemed fully invested.



INVESTMENT OBJECTIVE AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies, and approach that are described in the Prospectus.

The Fund's investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of highly marketable commodities and real estate investments. There can be no assurance the Fund will achieve its investment objective. The Fund is a 'master' fund in a 'master-feeder' structure.

Under normal circumstances, at least 80% of the Master Fund's Managed Assets will be invested in liquid investments in public and private bank notes, highly marketable commodities and real estate debt (including, but not limited to CMBS, mortgages, loans, mezzanine and other forms of debt). Such investment approach may be changed by the Board of Directors without approval of the Fund's shareholders. 'Managed Assets' means net assets, plus the amount of leverage (if any) for investment purposes.

Bank Notes

A banknote is a negotiable promissory note issued by a bank and payable to the bearer on demand. The amount payable is stated on the face of the note. Banknotes are considered legal tender, and, along with coins, make up the bearer forms of all modern money.

Wholesale banknote is a specialised business due to the need to hold physical commodities and transport them between counterparties. As well as the efficient management of the trading desk, it is important to effectively manage physical inventory of how much is on hand, how much is in transit, what is the foreign exchange exposure at any point in time. There is also the logistical component of shipping valuable cargoes and the associated effect on the profitability of a trade.

For wholesale banknote, dealing spreads are typically wider than in currency deposit exchange markets. Banknotes yield no interest while storage and insurance costs can be substantial. Banknote foreign exchange dealers therefore quote higher spreads than their bank deposit counterparts.

Banknotes trading involves both retail and wholesale. Large deals in convertible and liquid currencies, quoted spreads are reduced while large deals in non-convertible currencies, quoted spreads may increase. While trading in banknotes is usually done via an international supplier of wholesale banknote, on the retail front however, banknote retailers would need to source these notes in a physical manner from their local wholesaler of banknotes.

Given the transportation costs and the speed of delivery, retailers of banknotes would usually set a minimum value to the volume of banknotes which they will transact with the wholesaler. The retailer would also set a maximum value depending on market conditions to the volume of inventory which they aim to hold. The retailer does not enjoy the high volume business of the wholesaler, thus the inability to quote competitively a dealing spread that would justify the risk of large inventory holding.

In the case of wholesaler of banknotes who obtain their physical supply from international suppliers, the key would be to obtain these notes at exchange rates that are viable to their storage and insurance costs as well as adhering to strict regulatory and compliance rulings.

The biggest concern for a banknote wholesaler is, an unnecessary built up of inventory, thus managing inventory at an efficient pace and at a competitive rate remains crucial. The difference between a foreign exchange trader in an investment banking setup and a foreign exchange trader in a wholesale banknote setup is the holding period and interest rate factor.

The latter does not enjoy an extended holding period and neither do these banknotes yield interest, thus the higher spreads that are quoted vis-a-vis their counterparts in an investment banking setup.

Wholesale banknotes trading is a niche area that is usually ignored in the foreign exchange fraternity. Aside from retailers of banknotes and Bureau De Exchange firms, Private Banks are one of the biggest client of wholesale banknotes given the need for hard cash in multiple currencies. High street travel companies on the other hand use the services of wholesale banknotes, as well as Cruise ships that operate on-board Bureau De Exchange. An area that is gaining significant traction in the wholesale banknotes business is aircraft charter companies whereby these companies regularly use the services of wholesale banknote providers, as they have cash settlements to make for paying for fuel or landing rights.

Timing is quite important in the business of wholesale banknotes, timing is crucial as well as having a razor sharp mind in evaluating the direction of the currency. A misjudgment could be costly, especially when there is a large inventory holdings of foreign currencies that are depreciating against the local currency. Moves in the composition of currencies in the inventory is vital as any other factor in the running of a wholesale banknote business.

Other risks that are found in banknotes are issuer risk, credit risk, inflation risk, monetary value risk, market risk, price fluctuation risk, liquidity risk and interest rate risk.

Highly Marketable Commodities

There are three primary ways to own commodities:
1. physical ownership;
2. using exchange traded funds; and
3. invest in stocks of companies that are in the commodity business.

Physical ownership of a commodity can involve owning the source of the commodity. Gold can involve owning the mine but can involve exploration, development and maintenance of the mine and operations.
 The same thing is true with oil and natural gas. Owning physical gold can involve storage costs, such as safety deposit box at a bank, and insurance to mitigate the risk of theft and misplacement.

The second option is using exchange traded funds (ETF) to gain exposure to various commodities. An ETF is a marketable security that tracks an index or a basket of stocks, bonds, and/or commodities. The fund owns the underlying assets and then divides the ownership of the assets into shares. These shares are then traded on stock exchanges. For example, if an ETF was created to track oil, the fund would buy 'futures contracts' for oil on commodity trading exchanges, and then issue shares to investors that gave them a claim on a portion of the value of the fund. ETF share prices would then change throughout the day in response to the prices of the oil contracts held within the fund.

NOTE: A futures contract is an agreement to purchase a commodity at a future date at a specified price. Rather than hold physical barrels of oil in the warehouse, an ETF uses futures contracts as a simpler and cheaper method to gain exposure to the commodity.

Lastly, investors can invest in stocks of companies that are in commodity businesses. These stocks are highly correlated to the commodity that they mine and/or create, so they offer a liquid and inexpensive way to gain commodity exposure.

The preferred way for the Master Fund to invest in highly marketable commodities will be through physical ownership of the source of the commodity, like gold mines and oil wells.

CMBS

As part of its investment strategy, the Master Fund may invest (but has no intention of) in multi-issuer CMBS and single-issuer CMBS, in each case, relating to real estate-related companies or assets. In a typical CMBS issuance, a number of single mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a REMIC. Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level.

Once these CMBS are issued and rated, they are then sold to investors based on specified investment profiles (e.g., credit risk, yield, rating, etc.). For the vast majority of these bonds, each month the interest received from the pooled loans is paid to the investors, through a trustee and master servicer who act as an intermediary between the underlying borrowers and the bond holders. The interest is paid first to the investors holding the highest rated bonds, until all accrued interest on those bonds is paid, then to the holders of the next highest rated bonds, and this continues until all the bond holders are paid in a sequential manner. Principal payments are usually handled the same way.

If there is a shortfall in an interest or principal payment or if the underlying real estate is liquidated and does not generate enough proceeds to meet the payments due to all bond classes, then the investors in the most subordinate bond class will incur a loss with further losses impacting more senior classes in reverse order of priority.

The administration of the pooled loans are handled by CMBS servicers (primary, master and special) all, of whom are required to act in accordance with certain 'servicing standards.' While the servicing standard may vary, the standard generally requires the servicer to use the same, care, skill and diligence as it uses to service and administer comparable mortgage loans on behalf of third parties or on behalf of itself, whichever is the higher standard. The master and special servicer play the most active role in servicing the underlying loans.

The master servicer's responsibility is to service the loans in the pool through maturity unless the loan becomes specially serviced (e.g., the borrower has defaulted). The master servicer manages the flow of payments and information and is responsible for the ongoing interaction with the borrowers. The master servicer is responsible for collecting the payments from the borrowers and routine loan administration functions (e.g., escrow disbursements, analyzing underlying property performance, and consent requests). Subject to certain limitations, the master servicer is responsible for making certain monetary advances if a borrower fails to do so; for example, if a borrower has missed an interest payment or failed to pay property taxes, the master servicer is required to advance such payment so long as it deems such advance recoverable.

For as long as a loan has been designated 'specially serviced', the administration is transferred to a special servicer who takes over all the master servicers' administrative responsibilities with respect to such loan (other than making advances) in order to maximize recovery on the mortgage on behalf of the bondholders. A loan is usually designated 'specially serviced' upon an event of default or if there is a determination that an event of default is imminent. The special servicer has primary responsibility for working out the loan, and if necessary, liquidating or foreclosing on the underlying real estate. The special servicer is generally required to follow the direction of the controlling holder, who is often the holder of the most junior bond.

Commercial Mortgage Loans

Master Fund may invest in whole commercial mortgage loans structured in a variety of ways that provide different types of risk, reward, and investment experience. The Master Fund may lend money directly to the borrower of such loans, or may acquire loans in secondary market transactions. See 'Risk Factors - Risks Associated with Direct Ownership of Real Estate Loans' for more information regarding the risks associated with the various types of loans that may be owned by the Master Fund.

Generally. Commercial mortgage loans are typically secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

B-Notes. A B-note is a mortgage loan typically (i) secured by a first mortgage on a commercial property or group of related properties and (ii) subordinated to an A-note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining to repay B-note holders after payment to the A-note holders. Since each transaction is privately negotiated, B-notes can vary in their structural characteristics and risks. For example, the rights of holders of B-notes to control the process following a borrower default may be limited in certain investments. The Master Fund cannot predict the terms of each B-note investment.

Mezzanine Loans. The Master Fund may invest in a variety of 'mezzanine' loans, including those that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than mortgage lending because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Master Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Master Fund's mezzanine loan. If a borrower defaults on the Master Fund's mezzanine loan or debt senior to the Master Fund's loan, or in the event of a borrower bankruptcy, the Master Fund's mezzanine loan will be satisfied only after the senior debt. As a result, the Master Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

CMBS Interest-Only Certificates

The Master Fund may invest in CMBS interest-only certificates ('IOs'). CMBS IOs receive no payments of principal from the underlying mortgage assets. IO class payments are derived by the excess interest that exists due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds. The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Master Fund may not fully recoup its initial investment in IOs.

REITs

REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate mortgage loans or other debt investments and derive their income primarily from interest payments; and (iii) hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. The Master Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations or 'CMOs' and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Master Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Master Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Master Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities ('ARMs'), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest.

These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. 'Hybrid' ARMs have underlying mortgages that combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of 'locking in' attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Master Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually strutured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or 'IO' class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Master Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO xperience greater than anticipated prepayments of principal, the Master Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or 'POs' tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Master Fund's ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

CMOs and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association ('Ginnie Mae'), Federal National Mortgage Association ('Fannie Mae') or Federal Home Loan Mortgage Corporation ('Freddie Mac') certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as 'Mortgage Assets'). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Master Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a real estate mortgage investment conduit ('REMIC'). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities. For more information on Stripped Mortgage Securities, see '-Stripped Mortgage Securities' below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Government Mortgage Pass-Through Securities. Mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government ('Federal Agency') or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency are ownership interests in the underlying mortgage loans. Such securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Government mortgage pass-through securities may include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the 'full faith and credit' of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, 'modified pass-through' instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which the Master Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount.
While the Master Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Master Fund as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Master Fund as liquid securities under procedures adopted by the Master Fund and approved by the Master Fund's Board of Directors (the 'Board' or the 'Directors').

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or 'PO' class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield-to-maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Master Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Master Fund may fail to fully recoup its initial investment in these securities.

Stripped mortgage securities may be purchased for income, or for hedging purposes to protect the Master Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Collateralized Debt Obligations. Collateralized debt obligations ('CDOs') include, among other things, collateralized bond obligations ('CBOs'), collateralized loan obligations ('CLOs') and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the 'equity' tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Investment Manager under liquidity policies approved by the Master Fund's Board. In addition to the risks associated with debt instruments e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Master Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Consistent with the Master Fund's investment objective and policies, the Investment Manager may also cause the Master Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be offered in the future as the market evolves.

High Yield Securities ('Junk Bonds')

Debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's and below BBB by S&P anFitch), an equivalent rating assigned by another NRSRO or unrated but judged by the Investment Manager to be of comparable quality are commonly referred to as 'high yield' securities or 'junk bonds.' Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations.
If an issuer of high yield securities defaults, in addition to risking nonpayment of all or a portion of interest and principal, the Master Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. The Investment Manager seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Master Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, specially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Master Fund may have greater difficulty selling its portfolio securities. The Master Fund will be more dependent on the Investment Manager's research and analysis when investing in high yield securities.

A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix B to the Prospectus. The ratings of Moody's, S&P mand Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards' of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Manager does not rely solely on credit ratings when selecting securities for the Master Fund.

The Master Fund's credit quality policies apply only at the time a security is purchased, and the Master Fund is not required to dispose of a security in the event that a rating agency or the Investment Manager downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Investment Manager may consider such factors as the Investment Manager's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

The Master Fund may purchase unrated securities (which are not rated by a rating agency) if the Investment Manager determines that the securities are of comparable quality to rated securities that the Master Fund may purchase. When an investment is rated by more than one NRSRO, the Investment Manager will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Master Fund's assets in securities rated investment grade).



Derivative Instruments

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. As described below, derivative instruments that may be used by the Master Fund include, but are not limited to, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Master Fund also may use those instruments to the extent consistent with the Master Fund's investment objective and policies.

The value of some derivative instruments in which the Master Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Master Fund, the ability of the Master Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Manager to forecast market conditions, liquidity, currency movements, market values, interest rates and other applicable factors correctly. If the Investment Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Master Fund could be exposed to the risk of loss.

The Master Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Investment Manager incorrectly forecasts market conditions, liquidity, currency movements, market values, interest rates or other applicable factors in using a derivatives strategy for the Master Fund, the Master Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances and the Investment Manager may choose not to use derivatives that are available to reduce portfolio risk or otherwise. The use of these strategies involves certain special risks, including, but not limited to, illiquidity risk, leverage risk, a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related Master Fund investments, the volatility of interest rates and the prices of reference instruments and mismatch in duration between a derivative instrument and the related 'hedged' liability or asset. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Master Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Master Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Master Fund to close out or to liquidate its derivatives positions. In addition, the Master Fund's use of such instruments may cause the Master Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments; also, the requirements for qualification as a regulated investment company can limit the extent to which the Master Fund may enter into commodity-linked derivatives, such as commodity futures contracts discussed in more detail below. See 'Taxes.'

Options on Securities and Indexes. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller, or 'writer', of the option the security underlying the option (or the cash value of the index) at a specified exercise price on one or more exercise dates. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, and the buyer ,to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

Generally, if an option written by the Master Fund expires unexercised, the Master Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Master Fund expires unexercised, the Master Fund realizes a short- or long-term capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Master Fund desires.

The Master Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Master Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Master Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Master Fund will realize a capital gain or, if it is less, the Master Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Master Fund is an asset of the Master Fund. The premium received for an option written by the Master Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Master Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes. There are various risks associated with the Master Fund's use of options. As the seller (writer) of a covered call option on an individual security, the Master Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, the purchaser of an index option written by the Master Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Master Fund forgoes the opportunity to profit from increases in the values of securities held by the Master Fund whose values may be correlated with the securities making up the index. However, the Master Fund has retained the risk of loss (net of premiums received) should the value of the Master Fund's portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Master Fund's portfolio and the Master Fund's performance may be lower than it otherwise would have been if it did not write call options.

The Master Fund's use of purchased put options as a hedging strategy would involve certain risks similar to those of written call options, including, in the case of index put options, that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the option and changes in the market value of the Master Fund's portfolio securities. Further, a put option acquired by the Master Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Master Fund to lose its entire investment in the option.

The value of options used by the Master Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in interest payments or dividend rates of underlying securities, changes in market interest rates, changes in the actual or perceived volatility of the relevant markets and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. For instance, the use of written index options involves risk that the changes in value of the indexes underlying the Master Fund's options positions will not correlate closely with changes in the market value of securities held by the Master Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Master Fund (including at times when the market values of securities held by the Master Fund are declining) that exceed any gains received by the Master Fund from options premiums and any increase in value of the Master Fund's portfolio securities. In these and other circumstances, the Master Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index option, when it would not otherwise choose to do so. Such sales would involve transaction costs borne by the Master Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Master Fund's after-tax returns.

The exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities. A reduction in the exercise price of an option might reduce the Master Fund's gain potential on underlying securities held by the Master Fund.

There can be no assurance that a liquid market will exist when the Master Fund seeks to close out an options position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In addition, the hours of trading for options may not conform to the hours during which securities held by the Master Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Master Fund's listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Master Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of The Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The writer of an 'American' option has no control over the time when it may be required to fulfill its obligation as a writer of the option. An American option is an option that can be exercised at any time on or before its maturity. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by the Master Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Master Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

To the extent that the Master Fund utilizes unlisted (or 'over-the-counter') options, the Master Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Foreign Currency Options. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price on one or more exercise dates. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price on one or more exercise dates. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Master Fund to reduce foreign currency risk using such options if it would otherwise choose to do so. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, Ginnie Mae Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity greed upon when the contract is made.

Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price on one or more exercise dates of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is 'in the money' if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is 'in the money' if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Fund and the Master Fund are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund and the Master Fund, from registration as a 'commodity pool operator' with respect to the Fund and the Master Fund under the Commodity Exchange Act (the 'CEA'), and, therefore, are not subject to registration or regulation with respect to the Fund and the Master Fund under the CEA. As a result, the Fund and the Master Fund are limited in their ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, 'commodity interests') or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than 'bona fide hedging,' as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund's and the Master Fund's positions in such investments may not exceed 5% of the liquidation value of the Fund's and the Master Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund's and the Master Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund and the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Limitations on Use of Futures and Futures Options. The Master Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Master Fund, the Master Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ('initial margin'). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Master Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Master Fund expects to earn interest income on its initial margin deposits. Each day the Master Fund pays or receives cash, called 'variation margin,' equal to the daily change in value of the futures contract. This process is known as 'marking to market.' Variation margin does not represent a borrowing or loan by the Master Fund but is instead a settlement between the Master Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Master Fund will mark to market its open futures positions.

The Master Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Master Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Master Fund realizes a capital gain, or if it is more, the Master Fund realizes purchase price, the Master Fund realizes a capital gain, or if it is less, the Master Fund realizes a capital loss. The transaction costs must also be in these calculations.

The Master Fund may write (sell) straddles consisting of a call and a put written on the same underlying futures contract.

The requirements for qualification as a regulated investment company also may limit the extent to which the Master Fund may enter into futures, futures options and forward contracts. See 'Taxes.'

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, there is a risk of loss by the Master Fund with whom the Master Fund has an open position in an option or futures or forward contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Master Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
A decision as to whether, when and how to hedge involves the exercise of sk ll and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Master Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Master Fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Master Fund seeks to close out a futures or a futures option position, and the Master Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Master Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Master Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Master Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Master Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and noneconomic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Master Fund's investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, esser availability than in the United States of data on which to make trading decisions, (iii) delays in the Master Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Swap transactions may include swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. Swap transactions also include currency exchange rate swap agreements and options on swap agreements ('swap options').

Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard 'swap' transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or 'swapped' between the parties are generally calculated with respect to a 'notional amount,' i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a 'basket' of securities or commodities representing a particular index. A 'quanto' or 'differential' swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or 'cap'; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or 'floor'; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Master Fund may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Master Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a 'floating' rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

The Master Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular option agreement, the Master Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Master Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Master Fund writes a swap option, upon exercise of the option the Master Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by the Master Fund calculate the obligations of the parties to the agreements on a 'net basis.' Consequently, the Master Fund's current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the 'net amount'). The Master Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Master Fund).

A swap agreement may be considered a form of leverage, and could magnify the Master Fund's gains or losses.

Whether the Master Fund's use of swap agreements or swap options will be successful will depend on The Investment Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Master Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Master Fund by the Code may limit the Master Fund's ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Master Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Master Fund's interest. The Master Fund bears the risk that the Investment Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Master Fund. If the Investment Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Master Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Master Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Master Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, antifraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act's ultimate impact remains unclear. New regulations could, among other things, restrict the Master Fund's ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Master Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Master Fund may be unable to execute its investment strategy as a result. It is also unclear how the regulatory changes will affect counterparty risk.

Credit Default Swaps

Credit default swap agreements that the Master Fund may use may have as reference obligations one or more securities that are not currently held by the Master Fund. The protection 'buyer' in a credit default contract is generally obligated to pay the protection 'seller' an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the 'par value' (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Master Fund may be either the buyer or seller in the transaction. If the Master Fund is a buyer and no credit event occurs, the Master Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Master Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Master Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Master Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Master Fund had invested in the reference obligation directly since, in addition to general market risks and credit risk, credit default swaps are subject to illiquidity risk and counterparty risk. A buyer generally also will lose its investme ermination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

The Master Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a trade-able index referencing a basket of CMBS), the TRX Index (a trade-able index referencing total return swaps based on CMBS) or the ABX Index (a trade-able index referencing a basket of subprime
MBS). The Master Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. In addition, the Master Fund may invest in a credit default swap index (e.g., COX). A credit default swap index is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. The Master Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Index Securities; Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is typically determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated ndexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may ositively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.



Reverse Repurchase Agreements and Dollar Rolls

Under a reverse repurchase agreement, the Master Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Master Fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days, or within thirty days if used as a primary source of leverage) and price, which reflects an interest payment. The Master Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

A 'dollar roll' is similar to a reverse repurchase agreement in certain respects. In a 'dollar roll' transaction, the Master Fund sells mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A 'dollar roll' can viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Master Fund pledges a mortgage-related security to a dealer to obtain cash.
  However, unlike reverse repurchase agreements, the dealer with which the Master Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Master Fund, but only securities which are 'substantially identical.' To be considered
'substantially identical,' the securities returned to the Master Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy 'good delivery' requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Master Fund also may effect simultaneous purchase and sale transactions that are known as 'sale-buybacks.' A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Master Fund's repurchase of the underlying security.

In addition to the risks associated with leverage (see 'Risk Factors - Leverage Risk' in the Prospectus), the Master Fund's use of reverse repurchase agreements, dollar rolls and similar transactions are subject to the risk that the market value of the securities that the Master Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Master Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Master Fund's obligation to repurchase the securities. Furthermore, these instruments may be 'illiquid.'

Repurchase Agreements

Repurchase agreements typically involve the acquisition by the Master Fund debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, in the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.



Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Master Fund would receive as an investor in the trust. See '-Credit Default Swaps' herein for additional information about credit default swaps. The Master Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute 'private' investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under 'Other Investment Companies' herein and in the Prospectus, and will not be subject to applicable investment limitations and other regulations imposed by the 1940 Act (although the Master Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a 'hedge fund' might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See 'Risk Factors -Liquidity Risk' in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Master Fund at fair value as determined by the Directors or persons acting at their direction. See 'Determination of Net Asset Value' in the Prospectus.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Master Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Master Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Master Fund's other investments. If the Master Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Master Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Master Fund does not participate in future gains or losses with respect to the security.

If the other party to a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity or could suffer a loss. The Master Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Master Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

A short sale is a transaction in which the Master Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Master Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Master Fund will often have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Master Fund replaces the borrowed security, the Master Fund will incur a loss; conversely, if the price declines, the Master Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent that the Master Fund engages in short sales, it will provide collateral to the broker-dealer.

A short sale is 'against the box' to the extent that the Master Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. So-called 'naked' short sales are short sales that are not 'against the box', in which case a short seller's losses could theoretically be unlimited, in cases where the short seller is unable for whatever reason to close out its short position.

Foreign (Non-U.S.) Securities and CMBS

General. Shareholders should recognize that investing in the securities of non-U.S. issuers and non-U.S. CMBS generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers and U.S. CMBS. Investments in securities of non-U.S. issuers and non-U.S. CMBS may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities and non-U.S. CMBS may have adverse tax implications.

Since most non-U.S. securities and non-U.S. CMBS are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Master Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Master Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Master Fund's assets and the Master Fund's income available for distribution. The Master Fund's foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Master Fund's income may be received or realized in Agreements foreign currencies, the Master Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Master Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Master Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Master Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Master Fund and may have an adverse impact on the investment performance of the Master Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Master Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Master Fund's income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Master Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Master Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian's bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Master Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Master Fund. For example, the Master Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased reregistered in the name of the Master Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Master Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Master Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Master Fund are un-invested and no return is earned thereon. The inability of the Master Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Master Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Master Fund due to subsequent declines in the value of such portfolio security or, if the Master Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (the 'EMU') has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Master Fund's portfolio investments.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act includes certain limitations on the Master Fund's ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder.

Non-U.S. Sub-custodians. Rules adopted under the 1940 Act permit the Master Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Master Fund, in which event the Master Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Master Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Master Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Master Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Master Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Master Fund should not be considered as a complete investment program.

The Investment Manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors may include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer's management. For sovereign debt instruments, these may include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding and the issuer's debt service payment history. The Investment Manager may also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Investment Manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Investment Manager will typically evaluate the relative value of an investment compared with its perceived credit risk. The Master Fund's ability to achieve its investment objective may be more dependent on the Investment Manager's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's, S&P and Fitch is set forth in Appendix A to the Prospectus.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Master Fund, as well as the value of securities in the Master Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Master Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Master Fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Master Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Master Fund.

Sovereign Debt. Sovereign debt may be issued by foreign developed and emerging market governments and their respective subdivisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International
Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Master Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Preferred Stock; Preferred Equity

These are investments subordinate to any junior mezzanine loan, but senior to the owners' common equity. Preferred equity investments typically pay a dividend, rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property.

Foreign Currency Transactions

Foreign currency transactions may include foreign currency options and foreign currency futures contracts and related options (see 'Derivative Instruments'), or foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through currency forward contracts ('forwards').

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to seek to protect the Master Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Master Fund might be expected to enter into such contracts under among others, the following circumstances:

Lock In. When the Investment Manager desires to seek to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Master Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Master Fund's portfolio holdings denominated in the currency sold.

Direct Hedge. If the Investment Manager wants to try to eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Manager thinks that the Master Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Master Fund might enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction (as described below) may offset most, if not all, of the yield advantage offered by the foreign security, but the Master Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. The Investment Manager might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Master Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Master Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Master Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the 'cost' of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Master Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Master Fund's net asset value per share.

The Master Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Master Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whethe any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Master Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Investment Manager's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Master Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Master Fund will have flexibility to rollover a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Investments in bank deposits denominated in foreign currencies can facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Master Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although the Master Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the 'Code'). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Master Fund and could affect whether dividends paid by the Master Fund are classified as capital gains or ordinary income. For further discussion of the tax consequences of the Master Fund's hedging, see 'Taxes' below.

In addition, the Master Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Master Fund's income distributions to constitute returns of capital for tax purposes or require the Master Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. For a discussion of the requirements the Master Fund must meet to qualify as a regulated investment company and the consequences for the Master Fund's investments and distributions, see 'Taxes' below.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining 'time value' of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were 'out-of-the-money,' in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ('OCC'). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ('PERLsSM') are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on 'standard' principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; 'reverse' principal exchange rate linked securities are like the 'standard' securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper ('PIPsSM') is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. GSEs, such as the Federal Home Loan Banks, Freddie Mac, Fannie Mae and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their un-matured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See '-Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities' below. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the net asset value or market value of the Master Fund's common shares. The U.S. Government's ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government's agencies and instrumentalities and other government-sponsored enterprises, to decline.

Corporate Debt Securities

Bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities may include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a rate of interest and normally must repay the amount borrowed on or before maturity. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. Certain bonds are 'perpetual' in that they have no maturity date.

The Master Fund's investments in real estate-related corporate debt securities are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the SAI, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. See Appendix A to this SAI for a description of the ratings assigned by Moody's, S&P and Fitch to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the 'conversion price'). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Master Fund is called for redemption or conversion, the Master Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Master Fund's ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. See '-High Yield Securities ('Junk Bonds')' above.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its 'investment value.' The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its 'conversion value,' which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Bank Loans, Assignments, and Participations

Loans (including 'Senior Loans' (as described below), delayed funding loans and revolving credit facilities) may be fixed- or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations or special purpose entities ('Senior Loans'). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, 'LIBOR') plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the 'Agent') for a lending syndicate of financial institutions ('Lenders'). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what The Investment Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Master Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Master Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Investment Manager will determine the liquidity of the Master Fund's investments by reference to market conditions and contractual provisions.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becomes a part lender. When purchasing loan participations, the Master Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Master Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Master Fund has direct recourse against the borrower, the Master Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Master Fund were determined to be subject to the claims of the agent bank's general creditors, the Master Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Master Fund bears a substantial risk of losing the entire amount invested.

In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Master Fund and the corporate borrower, if the participation does not shift to the Master Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Master Fund to treat both the lending bank or other lending institution and the borrower as 'issuers.' Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Master Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Master Fund. For example, if a loan is foreclosed, the Master Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Master Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Master Fund relies on the Investment Manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Master Fund.

Unless, under the terms of the loan or other indebtedness (such as may be the case in an assignment), the Master Fund has direct recourse against the borrower, the Master Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

From time to time, The Investment Manager and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Master Fund or may be intermediate participants with respect to Senior Loans in which the Master Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Master Fund.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Master Fund does not receive scheduled interest or principal payments on such indebtedness, the Master Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Master Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Lending Fees. In the process of buying, selling and holding Senior Loans, the Master Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Master Fund buys a Senior
Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Master Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Senior Loan. In certain circumstances, the Master Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Master Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Senior Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the 'Loan Agreement'). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Master Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Master Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement the Master Fund has direct recourse against the borrower, the Master Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, The Investment Manager will perform such tasks on behalf of the Master Fund, although a collateral bank will typically hold any collateral on behalf of the Master Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ('FDIC') receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Master Fund were determined to be subject to the claims of the Agent's general creditors, the Master Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Master Fund derives interest income will be reduced. However, the Master Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Bridge Financings. Senior Loans may be designed to provide temporary or 'bridge' financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Senior Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

Secured Senior Loans. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower's subsidiaries or other affiliates, the Master Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Master Fund's security interest in any loan collateral or subordinate the Master Fund's rights under a secured Senior Loan to the interests of the borrower's unsecured creditors. Such action by a court could be based, for example, on a 'fraudulent conveyance' claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Master Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Master Fund's security interest in any loan collateral. If the Master Fund's security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Master Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Bank Obligations

Bank obligations may include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Master Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Master Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see '-Bank Loans, Assignments, and Participations.' Participation interests in revolving credit facilities will be subject to the limitations discussed in '-Bank Loans, Assignments, and Participations.' Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Master Fund's investment restriction relating to the lending of funds or assets by the Master Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, 'step-up' bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ('PIKs') pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash, and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a regulated investment company under the Code, an investment company, such as the Master Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Master Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Master Fund may have to distribute cash obtained from selling other portfolio holdings of the Master Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Master Fund to sell securities uch time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Master Fund to dispose of them or determine their current value.
Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (a 'floater') is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Master Fund with a certain degree of protection against rising interest rates, the Master Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The interest rate on an inverse floating rate debt instrument (an 'inverse floater') resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Illiquid Securities

Illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Master Fund has valued the securities) may include, among other things, certain written over-the-counter options, certain securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and certain other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act and certain commercial paper that The Investment Manager has determined to be liquid under procedures approved by the Board).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Rule 144A Securities

The Master Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Master Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Investment Manager may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Master Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

A change in the securities held by the Master Fund is known as 'portfolio turnover.' The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Master Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Master Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Master Fund, the higher these transaction costs borne by the Master Fund generally will be. Transactions in the Master
Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to common shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Master Fund's performance.

The portfolio turnover rate of the Master Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Master Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants to Purchase Securities

Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to or on its expiration date. These factors can make warrants more speculative than other types of investments. Bonds warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Master Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Manager to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Master Fund an amount equal to any dividends or interest received on the securities lent.

The Master Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. because of insolvency or other reasons, the Master Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, the Master Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Master Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that the Master Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Master Fund, not the borrower.

Participation on Creditors Committees

Participation on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Master Fund may subject the Master Fund to expenses such as legal fees and may make the Master Fund an 'insider' of the issuer for purposes of the federal securities laws, and therefore may restrict the Master Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Master Fund on such committees also may expose the Master Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Short-Term Investments / Temporary Defensive Strategies

For temporary defensive purposes, the Master Fund may deviate from its principal investment strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. In those cases, the Master Fund may not achieve its investment objective when it does so. The Master Fund also may deviate from its principal investment strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.


MANAGEMENT

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. Each member of the Board of Directors shall hold office until the next meeting of shareholders called for the purpose of considering the election of Directors. The Fund's Board also serves as the Board of Directors of the Master Fund.

The Directors of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.

						Number of
						Investment
			 Term of		Companies in
			 Office(1) Principal	Fund Other
			 and	   Occupation(s) Complex(2)
Directorships
              Position(s) Length   During Past  Overseen       Held by Director
Name, Address with Fund  of Time     5 Years	by Director    During Past
and Age                  Served                                Five Years
INTERESTED
DIRECTORS*

Fujiko Suzuki Director	Since	         	[      ]	[      ]
			inception

Jocelyn Tupas Director	Since
			inception

Minerva       Director	Since
Payuyo			inception








________________
* An 'interested person' as defined in the 1940 Act is an officer of [ ] and certain of its affiliates.
(1)Each Director shall serve until the next shareholder meeting called for the purpose of considering the election of Directors.
(2)The term 'Fund Complex' means two or more registered investment companies that:
(a) hold themselves out to investors as related companies for purposes of investment and investor services; or
(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.


Responsibilities of the Board of Directors

The Board of Directors is responsible for directing the management of the business and affairs of the Fund. The Directors oversee the Fund's operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund's management and evaluating the performance of the Fund's service providers including the Investment Manager, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Directors review the Fund's financial statements and performance, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors anticipates that it will hold four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Corporate Governance and Nominating Committee (the 'Nominating Committee') and Pricing Committee that meet periodically and whose responsibilities are described below.

Because the Fund recently was organized, the Board of Directors has not held any meetings. Each Director expects to attend at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at meetings of shareholders.

Each of the Audit Committee and the Nominating Committee is composed of all Directors who have been determined not to be 'interested persons' of the Fund, the Investment Manager or their affiliates within the meaning of the 1940 Act ('Independent Directors'), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of 3 Directors, none of whom
are Independent Directors.  [      ] is an 'interested person' of the Fund.
The appointment of [     ] as Chairman reflects the Board's belief that his
experience, familiarity with the Fund's day-to-day operations and access to individuals with responsibility for the Fund's management and operations provides the Board with insight into the Fund's business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund's business,
legal and other needs and the orderly conduct of board meetings. [      ]
serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund's management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a supermajority of the Board's membership) and the Board's general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including the Investment Manager, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund's Audit Committee is composed entirely of all of the Independent
Directors. The members of the Audit Committee are [      ]. [       ] serves
as the Chair of the Audit Committee and has been determined by the Board to be an 'audit committee financial expert.' The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. Because the Fund recently commenced operations, the Audit Committee has not held any meetings as of the date hereof. The Fund's Board of Directors adopted an Audit Committee Charter at its organizational meeting.

Nominating Committee

The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is
currently composed of [      ]. Only Directors who are not 'interested
persons' of the Fund as defined in the 1940 Act and who are 'independent' as defined in the NYSE listing standards are members of the Fund's Nominating
Committees. [      ] serves as the Chair of the Nominating Committee. The
Nominating Committee may consider nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Because the Fund recently commenced operations, the Nominating Committee has not held any meetings as of the date hereof. The Fund's Board of Directors adopted a Nominating Committee Charter at its organizational meeting.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

- whether or not the person is an 'interested person' as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

- whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

- whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

- whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

- the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

- the character and integrity of the person; and

- whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential Director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing Committee

The members of the Pricing Committee are any one 'interested' and any one 'disinterested' director of the Fund. The members of the Pricing Committee are
[     ] and any of the non-interested Directors listed above. The Pricing
Committee is responsible for determining certain matters related to the offering of Shares by the Fund.

Risk Oversight

The Board's role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the business and affairs of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's Investment Manager) and Chief Compliance Officer, who reports directly to the Board, and the Investment Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Investment Manager regarding the Fund's investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund's Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund's independent public accounting firm to review, among other things, reports on the Fund's internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Security Ownership of Management

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the
Directors within the same family of investment companies as of [     ] [  ],
2017. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

							 Aggregate Dollar Range of
							 Equity Securities in All
 				Dollar Range of		 Registered Investment
				Equity		         Companies Overseen by the
				Securities in the	 Director in the Family of
Name of Director		Fund			 Investment Companies(1)
Interested Director:[     ]	None 			 None
_______________________
(1)The term 'family of investment companies' means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

None of the disinterested Directors nor their family members owned beneficially or of record securities issued by the Investment Manager or any person directly or indirectly controlling, controlled by, or under common control with the
Investment Manager as of [     ], 2017.

The members of the Board who are not 'interested persons,' as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Fund's Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are 'interested persons,' as defined in the 1940 Act, and the Fund's officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Director Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the master/feeder's first full year after commencement of operations.


                            Aggregate               Total Compensation
                            Estimated Compensation  from the Fund
Director		    of  the Fund	    Complex(1)
Interested Director:
[     ]			    $0 		            $0

Independent directors receive $[      ] per annum plus (a) a fee of $[      ]
for attendance at each meeting of the Board of Directors in person and
(b) a fee of $[ ] for each telephonic meeting of the Board of Directors.
In addition to the payments described above, the independent Chairman of the Board of Directors receives $[ ] and the chairperson of the Audit Committee receives $[ ]. The annual compensation, fees and expenses are allocated among all the funds in the fund complex, including the Fund, on the basis of average net assets.


Officers of the Fund

The Fund's executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. In addition to [ ], the Fund's and the Master Fund's Chairman, CEO and President, the executive officers of the Fund and the Master Fund currently are:

				 Term of Office
		Position(s) with and Length of 	Principal Occupation(s) During
Name, Address 	Fund		 Time Served    Past 5 Years
and Age

Paul Lo		CEO

Evie Lengkong	Secretary

Purita Ramos	CFO


Other Accounts Managed by Master Fund Portfolio Managers (as of [      ])

The table below identifies, for each named portfolio manager of the Master Fund (a 'Master Fund Portfolio Manager'), the number of accounts (other than the fund with respect to which information is provided) for which the Master Fund Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.
Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment funds and other separate accounts is reported based on the Investment Manager's practice of naming a particular individual to maintain oversight or trading responsibility for each account. Where the named individual has been assigned primary day-to-day responsibility for the trading responsibility of a private pooled investment fund or separate account, that account has been allocated to that individual for disclosure purposes, but not other portfolio managers or members of the IBAA Team that may be involved in managing that account.


				    Number of
				    Accounts	    Assets
				    Managed for    Managed for    Beneficial
				    which Advisory which Advisory Ownership
                  Number of Total   Fee is	   Fee is	  of Equity
          Type of Accounts  Assets  Performance-   Performance-   Securities
Portfolio Account Managed   Managed Based	   Based	  in the
Manager                                                           Fund

[     ]					$ 				$
[     ]					$ 				$

Compensation of Portfolio Manager(s)

The Master Fund Portfolio Manager's compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master
Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of IBAA, the parent company of the Investment
Manager, which stock options may be subject to certain vesting periods.
The amount of the Master Fund Portfolio Manager's discretionary bonus, and the portion to be paid in shares or stock options of IBAA, is determined by senior officers of the Investment Manager and/or IBAA. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment
Manager; the overall performance of IBAA and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year;
contributions by the Master Fund Portfolio Manager in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.


CODES OF ETHICS

The Fund, the Master Fund, the Investment Manager and the Distributor have each adopted a code of ethics (collectively, the 'Codes of Ethics') pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund's and the Master Fund's registration statements filed with the SEC and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund and the Master Fund will commence operations on or following the date of this SAI, and therefore, no shareholder owns beneficially more than 5% of the outstanding shares of either the Fund or the Master Fund as of the date of this SAI.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

As detailed in the Prospectus, the Investment Manager is the investment adviser of the Fund and the Master Fund and as such, has responsibility for the management of the Fund's and the Master Fund's affairs, under the supervision of the Board of Directors. The Investment Manager is a recently formed investment adviser firm. The Investment Manager is an affiliate of The IBAA Group. The IBAA Group (together with its affiliates, 'IBAA'), is one of the world's leading investment and advisory firms. IBAA's core businesses include the sovereign lending, management of corporate private equity funds, opportunistic real estate funds, real estate-related debt funds, funds of hedge funds, credit-oriented funds, CLOs and closed-end mutual funds.
Through its different investment businesses, as of June 30, 2017, IBAA has
total assets under management of approximately $[   ] billion, including
approximately $[  ] billion in sovereign funds [     ], $[     ]in real
estate funds or vehicles (including approximately $[     ] billion in real
estate-related debt funds or vehicles).

The Investment Manager does not charge the Fund a management fee, but charges the Master Fund a management fee, of which the Fund indirectly bears a pro rata share. The method of calculating the management fees payable by the Master Fund is described in the Prospectus under 'Management of the Fund-Investment Manager.

Administrator

IBAA, (the 'Administrator'), located at 250 N G Street, Suite 200, San Bernardino, CA 92410, serves as the administrator to the Fund and the Master Fund pursuant to an Administration Agreement between the Fund and the Administrator and a separate Administration Agreement between the Master Fund and the Administrator (each, an 'Administration Agreement'). The Administrator provides certain administrative, accounting and investor services to the Fund and the Master Fund, as set forth in the Prospectus. The Administrator furnishes at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under the Administration Agreements. The Administrator is not required to pay the compensation of any employee of the Fund or the Master Fund retained by the Boards of the Fund or Master Fund to perform services on behalf of the Fund or the Master Fund. See the section entitled 'Management of the Fund -The Administrator' in the Prospectus.

Custodian

IBAA serves as the custodian of the Fund's assets and the Master Fund's assets pursuant to a Custodian Services Agreement between the Fund and the Custodian and a separate Custodian Services Agreement between the Master Fund and the Custodian. See the section entitled 'Management of the Fund-The Custodian' in the Prospectus.

Independent Registered Public Accounting Firm

The Fund's and the Master Fund's independent registered public accounting firm is Pablo Malana, an accountancy corporation. Pablo Malana conducts an annual audit of the Fund's and Master Fund's financial statements and reviews the Fund's and Master Fund's federal and state income tax returns.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Fund by Anthony Contreras, ESQ. The Fund and Master Fund may rely as to certain matters of California law on the opinion of Antonio Contreras



PROXY VOTING POLICIES AND PROCEDURES

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board's general oversight. The proxy voting policies and procedures of the Investment Manager are attached as Appendix A. Information regarding how the Fund and the Master Fund voted proxies relating to portfolio securities during the 12-month period ending [ ] [ ], [ ] will be available (1) without charge, upon request, by calling toll free, [ ] and (2) on the SEC's website at http://www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions. The Investment Manager is responsible for decisions to buy and sell securities for the Master Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to fixed income instruments and other types of securities, the Master Fund may (i) purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, (ii) purchase and sell securities in the over-the-counter market from or to an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services. Affiliates of the Investment Manager may participate in the primary and secondary market for fixed income instruments. Because of certain limitations imposed by the 1940 Act, this may restrict the Master Fund's ability to acquire some fixed income instruments. The Investment Manager does not believe that this will have a material effect on the Master Fund's ability to acquire fixed income instruments consistent with its investment policies. Sales to dealers are effected at bid prices.

Payments of commissions to brokers who are affiliated persons of the Master Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e1 under the 1940 Act.

Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Investment Manager is responsible for making investments and will do so in a manner deemed fair and reasonable in its sole discretion to the Master Fund and not according to any formula. The primary consideration in all ransactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Investment Manager considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Investment Manager, more than one firm can offer comparable execution services.

A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Manager determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Manager to the Master Fund and its other clients and that the total commissions paid by the Master Fund will be reasonable in relation to the benefits to the Master Fund over the long term. The management fees that the Master Fund pays to the Investment Manager will not be reduced as a consequence of the Investment Manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Investment Manager, the Investment Manager would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through
their own staffs. Commission rates for brokerage   transactions on foreign
stock exchanges are generally fixed.

One or more of the other accounts that the Investment Manager manages, including the other feeder funds and other IBAA Funds, may own from time to time some of the same investments as the Master Fund. Investment decisions for the Master Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Investment Manager in its discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Investment Manager, which have been reviewed and approved by the Board of Directors. In some cases, this system may adversely affect the price or size of the position obtainable for the Master Fund. In other cases, however, the ability of the Master Fund to participate in volume transactions may produce better execution and more opportunities for the Master Fund. It is the opinion of the Master Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

While the annual portfolio turnover rate is not expected to exceed 200% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Master Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Master Fund costs, including brokerage commissions, dealer markups and other transaction costs on the sale of securities and on the reinvestment in other securities.

TAXES

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose 'functional currency' is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a 'straddle,' 'hedge' or as part of a 'constructive sale' for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund's income will result from distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include such treatment of the Master Fund, and, as applicable, the assets owned and the income earned by the Master Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a 'RIC') under Sub-chapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated a partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a 'Qualified Publicly Traded Partnership'); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of
(i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as 'qualified dividend income' in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income (including 'market discount' realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as 'capital gain dividends' will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder's basis in his or her Shares.
To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive istribution in cash, unless the Fund issues additional Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the shareholder's account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii)
 increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, if any, between its Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Sale or Exchange of Shares

Upon the sale or other disposition of Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Shares.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

When, incident to such a repurchase offer, the Master Fund makes a tender offer for its shares, the Fund may be treated as having received a taxable dividend from the Master Fund. In such a case, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of this risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund's Investments

Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund's status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund may invest a portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as 'high yield' or 'junk' instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invest in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund's purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund's initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities issued with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of Preferred Shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of dividends on Shares in certain circumstances. Limits on the Fund's payments of dividends on Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Foreign Shareholders

U.S. taxation of a shareholder who is a non-resident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a 'foreign shareholder'), depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are 'interest-related dividends' or 'short-term capital gain dividends' will generally be exempt from such withholding for taxable years beginning before January 1, 2014, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. There can be no assurance as to whether or not this exemption will be extended to taxable years beginning after December 31, 2013. A foreign shareholder usiness would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. However, a foreign shareholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the und that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

Very generally, special tax rules would apply if the Fund holds 'United States real property interests' ('USRPIs') (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund's USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions-and, in certain cases, gain realized on sale of Shares at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under legislation enacted in 2010 and administrative guidance, a 30% United States federal withholding tax may apply to any dividends paid after June 30, 2014, and the gross proceeds from a disposition of our Shares occurring after December 31, 2016, in each case paid to (i) a 'foreign financial institution' (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States 'account' holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. You should consult your own tax advisor regarding this legislation and whether it may be relevant to your ownership and disposition of our Shares.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[      ]


FINANCIAL STATEMENTS
[      ]


Appendix A
Proxy Voting Policies and Procedures
[      ]


Appendix B

DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS1

Standard & Poor's Corporation-A brief description of the applicable Standard & Poor's Corporation ('S&P') rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

- Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

- Nature of and provisions of the obligation;

- Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

'AAA' 				An obligation rated 'AAA' has the highest
                                rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

'AA' 				An obligation rated 'AA' differs from the
                                highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

___________________
1The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

'A' 				An obligation rated 'A' is somewhat more
                                susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
                                However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

'BBB' 				An obligation rated 'BBB' exhibits adequate
                                protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'BB,' 'B,' 'CCC,' 'CC,' and 'C' Obligations rated 'BB', 'B', 'CCC', 'CC', and
                                'C' are regarded as having significant
                                speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed large uncertainties or major exposures to adverse conditions.

'BB' 				An obligation rated 'BB' is less vulnerable to
                                non-payment than other speculative issues.
                                However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'B' 				An obligation rated 'B' is more vulnerable to
                                non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

'CCC' 				An obligation rated 'CCC' is currently
                                vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

'CC' 				An obligation rated 'CC' is currently highly
                                vulnerable to non-payment.

'C' 				A 'C' rating is assigned to obligations that are
                                currently highly vulnerable to on-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other nstruments having a total value that is less than par.

'D' 				An obligation rated 'D' is in payment default.
                                The D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is owered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS () . . . 	The ratings from 'AA' to 'CCC' may be modified by
                                the addition of a plus (+) or minus () sign to show relative standing within the major rating categories.

'N.R.' 				This indicates that no rating has been requested,
                                that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.



Short-Term Issue Credit Ratings

'A1' 				A short-term obligation rated 'A1' is rated in
                                the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

'A2' 				A short-term obligation rated 'A2' is somewhat
                                more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

'A3' 				A short-term obligation rated 'A3' exhibits
                                adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'B' 				A short-term obligation rated 'B' is regarded as
                                having significant speculative characteristics. Ratings of 'B1', 'B2', and 'B3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'B1' 				A short-term obligation rated 'B1' is regarded as
                                having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

'B2' 				A short-term obligation rated 'B2' is regarded as
                                having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

'B3' 				A short-term obligation rated 'B3' is regarded as
                                having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

'C' 				A short-term obligation rated 'C' is currently
                                vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

'D' 				A short-term obligation rated 'D' is in payment
                                default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

'i' 				This subscript is used for issues in which the
                                credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The T subscript indicates that the rating addresses the interest portion of the obligation only. The T subscript
                                will always be used in 	conjunction with the
                                'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.


'L' 				Ratings qualified with 'L' apply only to amounts
                                invested up to federal deposit insurance limits.

'p' 				This subscript is used for issues in which the
                                credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the T subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

'pi' 				Ratings with a  'pi' subscript are based on an
                                analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management, and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

'pr' 				The letters  'pr' indicate that the rating is
                                provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

'preliminary' 			Preliminary ratings are assigned to issues,
                                including financial programs, in the following circumstances.

                                - Preliminary ratings may be assigned to
                                  obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

                                - Preliminary ratings are assigned to Rule 415
                                  Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

                                - Preliminary ratings may be assigned to
                                  obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor's reserves the right not to issue a final rating.

't' 				This symbol indicates termination structures
                                that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited 			Unsolicited ratings are those credit ratings
                                assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

'*' 				This symbol indicated continuance of the ratings
                                is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

'c' 				This qualifier was used to provide additional
                                information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

'q' 				A 'q' subscript indicates that the rating is based
                                solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

'r' 				The 'r' modifier was assigned to securities
                                containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary noncredit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody's Investors Service, Inc.-A brief description of the applicable Moody's Investors Service, Inc. ('Moody's') rating symbols and their meanings (as published by Moody's) follows:



LONG TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

'Aaa' 				Obligations rated 'Aaa' are judged to be of the
                                highest quality, with minimal credit risk.

'Aa' 				Obligations rated 'Aa' are judged to be of high
                                quality and are subject to very low credit risk.

'A' 				Obligations rated 'A' are considered upper-medium
                                grade and are subject to low credit risk.

'Baa' 				Obligations rated 'Baa' are subject to moderate
                                credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

'Ba' 				Obligations rated 'Ba' are judged to have
                                speculative elements and are subject to
                                substantial credit risk.

 'B' 				Obligations rated 'B' are considered
                                speculative and are subject to high credit risk.

'Caa' 				Obligations rated 'Caa' are judged to be of poor
                                standing and are subject to very high credit risk.

'Ca' 				Obligations rated 'Ca' are highly speculative and
                                are likely in, or very near, default, with some prospect of recovery of principal and interest.

'C' 				Obligations rated 'C' are the lowest rated class
                                and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do exhibit any of the characteristics of listed below:

- Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

- Notes allowing for negative coupons, or negative principal;

- Notes containing any provision that could obligate the investor to make any additional payments;

- Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody's policy is to 'look through' to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of noncredit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

Moody's short term ratings are opinions of the ability of issuers to honor term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

'P1' 			Issuers (or supporting institutions) rated Prime1 have
                        a superior ability to repay short-term debt obligations.

'P2' 			Issuers (or supporting institutions) rated Prime2 have
                        a strong ability to repay short-term debt obligations.

'P3' 			Issuers (or supporting institutions) rated Prime3 have
                        an acceptable ability to repay short-term obligations.

'NP' 			Issuers (or supporting institutions) rated Not Prime
                        do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P1 or P2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch IBCA, Inc.-A brief description of the applicable Fitch IBCA, Inc. ('Fitch') ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols 'AAA'' D' and 'Fi' ' D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales-Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The 'threshold' default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar lthough the agency recognizes that issuers may also make preemptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

'AAA' 				Highest credit quality. 'AAA' ratings denote the
                                lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

'AA' 				Very high credit quality. 'AA' ratings denote
                                expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

 'A' 				High credit quality. 'A' ratings denote
                                expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

'BBB' 				Good credit quality. 'BBB' ratings indicate that
                                expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

'BB' 				Speculative. 'BB' ratings indicate an elevated
                                vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

'B' 				Highly speculative. 'B' ratings indicate that
                                material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

'CCC' 				Substantial credit risk. Default is a real
                                possibility.

'CC' 				Very high levels of credit risk. Default of some
                                kind appears probable.

'C' 				Exceptionally high levels of credit risk. Default
                                is imminent or inevitable.

'RD' 				Restricted default.  'RD' ratings indicate an
                                issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

                                a. the selective payment default on a specific
                                   class or currency of debt;

                                b. the uncured expiry of any applicable grace
                                   period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

                                c. the extension of multiple waivers or
                                   forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

                                d. execution of a coercive debt exchange on one
                                   or more material financial obligations.

'D' 				Default. 'D' ratings indicate a default. Default
                                generally is defined as one of the following:

                                - failure to make payment of principal and/or
                                  interest under the contractual terms of the rated obligation;

                                - the bankruptcy filings, administration,
                                  receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

                                - the distressed exchange of an obligation,
                                  where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

'Imminent' default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers '+' or '' may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA
      Long-Term IDR category, or to Long-Term IDR categories below.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

- The ratings do not predict a specific percentage of default likelihood over any given time period.

- The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

- The ratings do not opine on the liquidity of the issuer's securities or stock.

- The ratings do not opine on the possible loss severity on an obligation should an issuer default.

- The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

- The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its
  relative   vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings-Limitations and Usage for further information on the limitations of the agency's ratings.

Short-Term Ratings-Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as 'short term' based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

'F1' 		Highest short-term credit quality. Indicates the strongest intrinsic
		capacity for timely payment of financial commitments; may have an
		added '+' to denote any exceptionally strong credit feature.

'F2' 		Good short-term credit quality. Good intrinsic capacity for timely
		payment of financial commitments.

'F3' 		Fair short-term credit quality. The intrinsic capacity for timely
		payment of financial commitments is adequate.

'B' 		Speculative short-term credit quality. Minimal capacity for timely
		payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

'C' 		High short-term default risk. Default is a real possibility.

'RD' 		Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

'D' 		Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

- The ratings do not predict a specific percentage of default likelihood over any given time period.

- The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

- The ratings do not opine on the liquidity of the issuer's securities or stock.

- The ratings do not opine on the possible loss severity on an obligation should an obligation default.

- The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the
  reader's   convenience. Readers are requested to review the section
  Understanding Credit Ratings-Limitations and Usage for further information on the limitations of the agency's ratings.



Part C. Other Information

Item 25. Financial Statements and Exhibits

1. 	Financial statements:

Included in Part A: Not applicable.

Included in Part B: Financial Statements

2. 	Exhibits

a.	Articles of Incorporation, IBAA Fund (the 'Registrant'), dated May 16,
        2017.*

b. 	By-laws of the Registrant.**

c. 	None.

d. 	Exhibit (a) is incorporated herein by reference.

e. 	Automatic Dividend Reinvestment Plan.**

f. 	None.

g. 	Form of Investment Management Agreement between Registrant and IBAA.
        (the 'Investment Manager').**

h.1 	Form of Distribution Agreement between Registrant and IBAA.**

h.2 	Form of Dealer Agreement between IBAA and [      ].**

h.3 	Form of Distribution and Service Plan.**

i. 	None.

j. 	Master Global Custodial Services Agreement between Registrant and
        [      ].**

k.1 	Form of Master Services Agreement between Registrant and [      ].**

k.2 	Form of Expense Limitation and Reimbursement Agreement.**

l. 	Opinion and Consent of Anthony Contreras, ESQ, as to the Registrant's
        Shares.**

m. 	None.

n. 	Consent of Independent Registered Public Accounting Firm.**

o. 	None.

p. 	Subscription Agreement.**

q. 	None.

r.1 	Code of Ethics of Registrant.**
r.2 	Code of Ethics of the Investment Manager.**

r.3 	Code of Ethics of Distributor.**

s. 	Power of Attorney.**

__________________________
* Filed herewith.
** To be filed by amendment.

Item 26. Marketing Arrangements

	Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees 							$[     ]
FINRA fees 										$[     ]
Printing and engraving expenses 								$[     ]
Legal fees 										$[     ]
Accounting expenses 									$[     ]
Miscellaneous expenses 									$[     ]

Item 28. Persons Controlled by or Under Common Control

	None.

Item 29. Number of Holders of Securities

Title of Class 								Number of Record Holders
Common shares of beneficial interest 						1

Item 30. Indemnification

	Reference is made to Article 8 (Indemnification) of the Registrant's Articles of Incorporation, which is incorporated by reference herein.

	Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the '1933 Act'), may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Articles of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

	IBAA is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled 'Management of the Fund' and 'Investment Management and Other Services,' respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of [ ] during the last two fiscal years is incorporated by reference to Form ADV filed by the Investment Manager with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801
        [     ]).

Item 32. Location of Accounts and Records

	The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of
         [      ].

Item 33. Management Services

	None.

Item 34. Undertakings

1. 	Not applicable.

2. 	Not applicable.

3. 	Not applicable.

4. 	The Registrant undertakes:

a. 	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) 	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) 	To reflect in the prospectus any facts or events after the effective date
        of the registration 	statement (or the most recent post-effective
        amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) 	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. 	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. 	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. 	each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the
        1933 Act as part of a registration statement relating to an offering,
        other         than prospectuses filed in reliance on Rule 430A under the
        1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e. 	that for the purpose of determining liability of the Registrant under the
        1933 Act to any purchaser in the initial distribution of securities:

	The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) 	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) 	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) 	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. 	Not applicable.

6. 	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, its Statement of Additional Information.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the '1933 Act') and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the
undersigned, thereunto duly authorized, in the City of [     ], State of
[     ]on the [    ] day of [     ].


								IBAA

                                                ____________________________
                                                By: /s/ Reiko Tamura
	                                                Reiko Tamura
	                                      Chairman, Chief Executive Officer
                                        	and President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.


Signature ______________________ Title _____________________ Date ___________
/s/ Reiko Tamura                 Chief Executive Officer,    August [  ], 2017
    Reiko Tamura		 President and Director
                                 (Principal Executive Officer)

Signature ______________________ Title _____________________ Date ___________
/s/ Fujiko Suzuki                Principal Financial Officer August [  ], 2017
                                 (Principal Financial and
                                 Accounting Officer)




EXHIBIT INDEX

IBAA FUND

Exhibit
Ref 							Title of Exhibit

a.1 	Articles of Incorporation for IBAA Fund (the 'Registrant'),
dated [     ] [  ], [     ]